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Prospectus

                                       MARCH 1, 1998

EQUITY PORTFOLIOS
Nations Value Portfolio
Nations International Growth Portfolio
Nations Disciplined Equity Portfolio
Nations Marsico Focused Equities
  Portfolio
Nations Marsico Growth & Income
  Portfolio

INDEX PORTFOLIOS
Nations Managed Index Portfolio
Nations Managed SmallCap Index
  Portfolio

BALANCED PORTFOLIO
Nations Balanced Assets Portfolio

INVESTMENT ADVISER: NationsBanc Advisors, Inc.
INVESTMENT SUB-ADVISER: TradeStreet Investment Associates, Inc.
INVESTMENT SUB-ADVISER: Gartmore Global Partners
INVESTMENT SUB-ADVISER: Marsico Capital Management, LLC
DISTRIBUTOR: Stephens Inc.

(NATIONS FINDS logo appears here)



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
Prospectus

                                       MARCH 1, 1998
                                                                             EQUITY PORTFOLIOS:
This Prospectus describes the investment portfolios                          Nations Value Portfolio
listed in the column to the right (each a                                    Nations International Growth
"Portfolio") of Nations Annuity Trust (the "Trust"),                          Portfolio
an open-end management investment company.                                   Nations Disciplined Equity
                                                                              Portfolio
                                                                             Nations Marsico Focused
The Portfolios are made available to serve as the                             Equities Portfolio
underlying funding vehicles for certain variable                             Nations Marsico Growth &
annuity and variable life insurance separate                                  Income Portfolio
accounts issued by participating life insurance
companies, including Hartford Life Insurance Company                          INDEX PORTFOLIOS:
("Hartford") ("Participating Insurance Companies"),                           Nations Managed Index
offering variable annuity contracts and variable                               Portfolio
life insurance policies (hereinafter a "Contract" or                          Nations Managed
"Contracts").                                                                 SmallCap Index
                                                                               Portfolio
                                                                             BALANCED PORTFOLIO:
                                                                             Nations Balanced Assets
Investors should read this Prospectus, along with                             Portfolio
the prospectus for a Contract accompanying this
Prospectus, before investing and retain it for
future reference. It sets forth concisely the
information which a prospective purchaser of a
Portfolio Contract should know about the Portfolios
before making such a purchase. Additional
information about the Trust is contained in a
separate Statement of Additional Information (the
"SAI"), that has been filed with the Securities and
Exchange Commission (the "SEC") and is available
upon request without charge by writing or calling
the Trust at its address or telephone number shown
below. The SAI for the Trust, dated March 1, 1998,
is incorporated by reference in its entirety into
this Prospectus. The SEC maintains a Web site
(http://www.sec.gov) that contains the SAI, material
incorporated by reference in this Prospectus and
other information regarding registrants that file
electronically with the SEC. NationsBanc Advisors,
Inc. ("NBAI") is the investment adviser to the
Portfolios. TradeStreet Investment Associates, Inc.
("TradeStreet") is investment sub-adviser to certain
of the Portfolios, Gartmore Global Partners
("Gartmore") is investment sub-adviser to Nations
International Growth Portfolio, and Marsico Capital
Management, LLC ("Marsico Capital") is investment
sub-adviser to Nations Marsico Focused Equities
Portfolio and Nations Marsico Growth & Income
Portfolio. As used herein the term "Adviser" shall
mean NBAI, TradeStreet, Gartmore and/or Marsico
Capital as the context may require.

SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE PORTFOLIOS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.

NATIONSBANK AFFILIATES PROVIDE SERVICES TO THE
PORTFOLIOS, FOR WHICH THEY ARE COMPENSATED. STEPHENS
INC., WHICH IS NOT AFFILIATED WITH NATIONSBANK, IS
THE SPONSOR AND ADMINISTRATOR AND SERVES AS THE
DISTRIBUTOR FOR THE PORTFOLIOS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                    For Portfolio information
                                                    call:
                                                    1-800-765-2668
                                                    Nations Annuity Trust
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255
                                     (NATIONS FUNDS logo appears here)


                            Table  Of  Contents

                            Participating Insurance Companies                  3
About The
                            ----------------------------------------------------
Portfolios
                            Objectives                                         3
                            ----------------------------------------------------

                            How Objectives Are Pursued                         3
                            ----------------------------------------------------

                            How Performance Is Shown                          11
                            ----------------------------------------------------

                            How The Portfolios Are Managed                    12
                            ----------------------------------------------------

                            Organization And History                          16
                            ----------------------------------------------------

                            How To Buy Shares                                 16
About Your
                            ----------------------------------------------------
Investment
                            How To Redeem Shares                              17
                            ----------------------------------------------------

                            Shareholder Servicing And Distribution Plan       17
                            ----------------------------------------------------

                            How The Portfolios Value Their Shares             17
                            ----------------------------------------------------

                            How Dividends And Distributions Are Made;
                             Tax Information                                  18
                            ----------------------------------------------------

                            General Information                               18
                            ----------------------------------------------------

                            Appendix A -- Portfolio Securities                19
                            ----------------------------------------------------

                            Appendix B -- Description Of Ratings              27
                            ----------------------------------------------------

                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE PORTFOLIOS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Portfolios

--------------------------------------------------------------------------------
   Participating Insurance Companies

The Portfolios are made available to serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts issued by Participating Insurance Companies. Each Portfolio is an open-end management investment company, organized as a Delaware business trust. Each of the Portfolios have different investment objectives and policies. Each Contract is described in a separate prospectus issued by the Participating Insurance Companies. The Trust assumes no responsibility for such prospectus. For a discussion of the Portfolios' objectives and policies, see "Objectives" and "How Objectives Are Pursued" below.

--------------------------------------------------------------------------------
   Objectives

EQUITY PORTFOLIOS:

NATIONS VALUE PORTFOLIO: Nations Value Portfolio's investment objective is to seek growth of capital by investing in companies that are believed to be undervalued.

NATIONS INTERNATIONAL GROWTH PORTFOLIO: Nations International Growth Portfolio's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.

NATIONS DISCIPLINED EQUITY PORTFOLIO: Nations Disciplined Equity Portfolio's investment objective is to seek growth of capital by investing in companies that are expected to produce significant increases in earnings per share.

NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO: Nations Marsico Focused Equities Portfolio's investment objective is to seek long-term growth of capital.

NATIONS MARSICO GROWTH & INCOME PORTFOLIO: Nations Marsico Growth & Income Portfolio's investment objective is to seek long-term growth of capital with a limited emphasis on income.

INDEX PORTFOLIOS:

NATIONS MANAGED INDEX PORTFOLIO: Nations Managed Index Portfolio's investment objective is to seek, over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index.

NATIONS MANAGED SMALLCAP INDEX PORTFOLIO: Nations Managed SmallCap Index Portfolio's investment objective is to seek, over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's SmallCap 600 Index.

BALANCED PORTFOLIO:

NATIONS BALANCED ASSETS PORTFOLIO: Nations Balanced Assets Portfolio's investment objective is to seek total return by investing in equity and fixed income securities.

Although the Adviser will seek to achieve the investment objective of each Portfolio, there is no assurance that it will be able to do so. No single Portfolio should be considered, by itself, to provide a complete investment program for any investor. Investments in a Portfolio are not insured against loss of principal.

--------------------------------------------------------------------------------
   How Objectives Are Pursued

EQUITY PORTFOLIOS:

NATIONS VALUE PORTFOLIO: The Portfolio invests in stocks drawn from a broad universe of companies monitored by the Adviser. The Adviser closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $500 million or more and have an average daily trading volume of at least $3 million. These requirements are generally considered by the Adviser to be adequate to support normal purchase and sale activity without materially affecting prevailing market prices of the issuer's shares. The Adviser also analyzes key financial ratios that measure the growth, profitability, and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.

Stocks are selected from this universe based on the Adviser's judgment of their total return potential. The

Adviser buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by the Adviser in making these determinations is the ratio of a stock's price to earnings relative to corresponding ratios of other stocks in the same industry or economic sector. The Adviser believes that companies with lower price/earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach generally produces a dividend yield greater than the market average. The Adviser will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks.

The Portfolio invests under normal market conditions at least 65% of its total assets in common stocks. In addition to common stocks, the Portfolio also may invest in preferred stocks, securities convertible into common stock and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Portfolio invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Portfolio may invest up to 20% of its assets in foreign securities. The Portfolio also may hold up to 20% of its total assets in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations"), other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies and instrumentalities (together, with U.S. Treasury Obligations, "U.S. Government Obligations"), and investment grade securities of domestic companies. Obligations with the lowest investment grade rating (E.G. rated "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's")) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The Adviser will consider such an event in determining whether the Portfolio should continue to hold the obligation. Unrated obligations may be acquired by the Portfolio if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

The Portfolio may invest in various money market instruments and repurchase agreements. The Portfolio may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.

NATIONS INTERNATIONAL GROWTH PORTFOLIO: In pursuing its investment objective, under normal market conditions, the Portfolio will invest at least 65% of its total assets in foreign equity securities listed on major exchanges, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt. The Portfolio may purchase the stock of small-, mid- and large-capitalization companies.

The Portfolio may invest up to 35% of its total assets in securities of issuers domiciled in developing countries. These countries are generally located in Eastern Europe, the Asia-Pacific region, Latin and South America, Africa and, subject to approval by the Board of Trustees, the former Soviet Union and the Middle East. Debt securities, if any, purchased by the Portfolio will be rated in the top two categories by a nationally recognized statistical rating organization, or, if unrated, determined by the Adviser to be of comparable quality. S&P, Moody's, Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA") or Thomson BankWatch, Inc. ("BankWatch") are the six nationally recognized statistical rating organizations ("NRSROs"). For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in debt and equity securities of U.S. issuers. Debt securities in which the Portfolio may invest include short-term and intermediate-term obligations of corporations, foreign governments and international organizations (such as the International Bank for Reconstruction and Development (the "World Bank")), including money market instruments.

The Portfolio may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements. The Portfolio may invest in American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), European Depository Receipts ("EDRs") and American Depository Shares ("ADSs").

NATIONS DISCIPLINED EQUITY PORTFOLIO: The investment philosophy of the Portfolio is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Portfolio invests primarily in the common stocks of companies that the Adviser believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Portfolio seeks to provide investors with long-term capital appreciation which exceeds that of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").(1)

(1) "Standard & Poor's 500" is a registered service mark of Standard & Poor's Corporation ("S&P").

In selecting stocks for the Portfolio, the Adviser utilizes quantitative analysis and optimization tools. This approach seeks to identify companies with improving profit potential through analysis of earnings forecasts issued by investment banks, broker/dealers and other investment professionals. The Adviser believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. The Adviser also believes that companies with increasing earnings should experience positive trends in their stock price. The quantitative analysis also includes ranking the attractiveness of equity securities according to a multi-factor valuation model. Both value and growth factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while growth characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. The objective is to maintain a broadly diversified portfolio which ranks in the top quartile on earnings momentum and in the top third on valuation. This approach generally produces a dividend yield less than the market average. Although this Portfolio seeks to invest in attractively priced securities with increasing earnings, its investment objective focuses on long-term capital appreciation; income is not an objective of this Portfolio.

Under normal market conditions, the Portfolio invests at least 65% of its total assets in common stocks of domestic issuers. With respect to the remainder of the Portfolio's assets, the Portfolio may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Portfolio will invest primarily in medium- and large-sized companies (I.E. companies with market capitalizations of $500 million or greater) that are determined to have favorable price/earnings ratios. The Portfolio also may invest in securities issued by companies with market capitalizations of less than $500 million. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Portfolio will invest in the securities of companies representing a broad range of industries and economic sectors.

The Portfolio's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (E.G. securities rated in one of the top four investment categories by an NRSRO or, if not rated, are of equivalent quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

The Portfolio may invest up to 20% of its total assets in foreign securities. For temporary defensive purposes if market conditions warrant, the Portfolio may invest without limitation in preferred stocks, investment grade debt instruments, money market instruments and repurchase agreements.

NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO: Nations Marsico Focused Equities Portfolio is a non-diversified fund that pursues its objective by normally investing in a core position of 20-30 common stocks. Under normal circumstances, the Portfolio invests at least 65% of its assets in large capitalization common stocks selected for their growth potential. The Portfolio may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities.

In building the portfolio, the Adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. To identify such opportunities, the Adviser looks for a combination of four characteristics:

(Bullet) Change -- The Adviser believes that extraordinary growth derives from products, markets and technologies that are in flux.

(Bullet) Franchise -- The Adviser looks for strong brand franchises that can be leveraged in a changing global environment.

(Bullet) Global reach -- The Adviser selects securities without geographic bias in the belief that the global market is both a source of growth opportunity and a hedge against fluctuations and dislocations of local markets.

(Bullet) Themes -- The Adviser seeks companies that are moving with, not against, the major social, economic and cultural shifts taking place in the world.

Once an opportunity is identified, it is subjected to a disciplined analytic process including both "top-down" and "bottom-up" elements. The "top-down" of the process takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape, and also analyzes such factors as the most attractive global opportunities, industry consolidation and the sustainability of economic trends. With respect to the "bottom-up" element, the Adviser considers company fundamentals such as commitment to research, market franchise and management's strength and vision to determine the present and future value of the company as an investment.

Realization of income is not a significant investment consideration. Any income realized on the Portfolio's investments will be incidental to its objective.

NATIONS MARSICO GROWTH & INCOME PORTFOLIO: Under normal circumstances, the Nations Marsico Growth & Income Portfolio pursues its objective by investing up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities that have income potential. The Portfolio typically emphasizes the growth component. However, in adverse market conditions, the Portfolio may reduce the growth component of its portfolio to 25% of its assets. The Portfolio may invest in any combination of common stock, preferred stock, warrants, convertible securities and debt securities. However, it is expected that the Portfolio will emphasize investments in large capitalization common stocks. The Portfolio may shift assets between the growth and income components of its portfolio based on the Adviser's analysis of relevant market, financial and economic conditions. If the Adviser believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, then the Portfolio will place a greater emphasis on the growth component. In building the portfolio, the Adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. To identify such opportunities, the Adviser looks for a combination of four characteristics:

(Bullet) Change -- The Adviser believes that extraordinary growth derives from products, markets and technologies that are in flux.

(Bullet) Franchise -- The Adviser looks for strong brand franchises that can be leveraged in a changing global environment.

(Bullet) Global reach -- The Adviser selects securities without geographic bias in the belief that the global market is both a source of growth opportunity and a hedge against fluctuations and dislocations of local markets.

(Bullet) Themes -- The Adviser seeks companies that are moving with, not against, the major social, economic and cultural shifts taking place in the world.

Once an opportunity is identified, it is subjected to a disciplined analytic process including both "top-down" and "bottom-up" elements. The "top-down" element of the process takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape, and also analyzes such factors as the most attractive global opportunities, industry consolidation and the sustainability of economic trends. With respect to the "bottom-up" element, the Adviser considers company fundamentals such as commitment to research, market franchise and management's strength and vision to determine the present and future value of the company as an investment.

Because income is a part of the investment objective of the Portfolio, the Adviser may also consider dividend-paying characteristics in selecting equity securities for the Portfolio. The Portfolio may also find opportunities for capital growth from debt securities because of anticipated changes in interest rates, credit standing, currency relationships or other factors. Investors in the Portfolio should keep in mind that the Portfolio is not designed to produce a consistent level of income.

ABOUT NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO AND NATIONS MARSICO GROWTH & INCOME PORTFOLIO: Nations Marsico Focused Equities Portfolio and Nations Marsico Growth & Income Portfolio may also invest up to 25% of their assets in mortgage- and asset-backed securities, up to 10% of their assets in zero coupon, pay-in-kind and step coupon securities, and may invest without limit in indexed/structured securities. The Portfolios will invest no more than 35% of their assets in high-yield/high-risk securities. The Portfolios may also purchase high-grade commercial paper, certificates of deposit, and repurchase agreements. The Portfolios may also invest in short-term debt securities as a means of receiving a return on idle cash.

When the Adviser believes that market conditions are not favorable for profitable investing or when the Adviser is otherwise unable to locate favorable investment opportunities, the Portfolios may hold cash or cash equivalents and invest without limit in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations") and short-term debt securities or money market instruments if the Adviser determines that a temporary defensive position is advisable or to meet anticipated redemption requests. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments are a residual -- they represent the assets that remain after the Adviser has committed available assets to desirable investment opportunities. When the Portfolios' cash positions increase, they may not participate in stock market advances or declines to the extent that they would if they remained more fully invested in common stocks.

The Portfolios may invest up to 25% of their assets in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depository receipts or shares, and passive foreign investment companies. Foreign securities are generally selected on a company-by-company basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. The Portfolios may use options, futures, forward currency contracts and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. The Portfolios may purchase securities on a when-issued, delayed delivery or forward commitment basis.

GENERAL: Each Equity Portfolio also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Each Equity Portfolio may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Each Equity Portfolio also may invest in real estate investment trust securities. In addition, each Equity Portfolio may invest in securities issued by other investment companies, consistent with the Portfolio's investment objective and policies and repurchase agreements. Nations International Growth Portfolio, Nations Marsico Focused Equities Portfolio and Nations Marsico Growth & Income Portfolio may invest in forward foreign exchange contracts.

For more information concerning these and other investments in which the Portfolios may invest and their investment practices, see "Appendix A."

INDEX PORTFOLIOS:

NATIONS MANAGED INDEX PORTFOLIO: In seeking to achieve its investment objective, the Portfolio will invest in selected equity securities that are included in the S&P 500 Index. The S&P 500 Index is a market capitalizaton weighted index consisting of 500 common stocks chosen for market size, liquidity and industry group representation.

Unlike traditional index portfolios, the Portfolio has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P 500 Index while minimizing the downside risk of underperforming the S&P 500 Index over time.

The initial stock universe considered by the Adviser is the S&P 500 Index. The Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of 300 to 400 holdings that capture the overall investment characteristics of the S&P 500 Index.

Under normal conditions, the Adviser will attempt to invest as much of the Portfolio's assets as is practical and, in any event the Portfolio will invest at least 80% of its total assets, in common stocks which are included in the S&P 500 Index. The Portfolio is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Portfolio may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.

NATIONS MANAGED SMALLCAP INDEX PORTFOLIO: In seeking to achieve its investment objective, the Portfolio will invest in selected equity securities that are included in the Standard & Poor's SmallCap 600 Index (the "S&P 600 Index").2 The S&P 600 Index is a market capitalization weighted index consisting of 600 domestic stocks which capture the economic and industry characteristics of small stock performance.

Unlike traditional index funds, the Portfolio has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P 600 Index while minimizing the downside risk of underperforming the S&P 600 Index over time.

From the initial S&P 600 Index stock universe the Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either

(2) "Standard & Poor's SmallCap 600" is a registered service mark of S&P.

underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of approximately 400 to 500 holdings that capture the overall investment characteristics of the S&P 600 Index.

Under normal conditions, substantially all of the Portfolio's assets, and, in any event at least 80% of its total assets, will be invested in common stocks which are included in the S&P 600 Index. The Portfolio is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Portfolio may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.

ABOUT THE INDEXES: The S&P 500 Index is composed of 500 common stocks, which are chosen by S&P on a statistical basis to be included in the S&P 500 Index. The S&P 600 Index is composed of 600 domestic stocks, which are chosen by S&P based on, among other things, market size, liquidity and industry group representation.

The S&P 600 Index is designed to be a benchmark of small capitalization stock performance. Most of these stocks are listed on either the New York, American or NASDAQ stock exchanges.

The inclusion of a stock in the S&P 500 Index or the S&P 600 Index (the "Indexes") in no way implies that S&P believes the stock to be an attractive investment. The Indexes are determined, composed and calculated by S&P without regard to the Portfolios. S&P is not a sponsor of, or in any way affiliated with, the Portfolios, and does not make any representations or warranties, expressed or implied, on the advisability of investing in the Portfolios or as to the ability of the Indexes to track general stock market performance. S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein.

GENERAL: Each Index Portfolio also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. exchange-traded financial futures approved by the CFTC and options thereon for market exposure risk management. Each Portfolio may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. In addition, each Portfolio may invest in securities issued by other investment companies, consistent with such Portfolio's investment objective and policies.

In addition, when consistent with such Portfolio's respective investment objective, each of the Portfolios will employ various techniques to manage capital gain distributions. These techniques include utilizing a share identification methodology whereby the Portfolio will specifically identify each lot of shares of portfolio securities that it holds, which will allow the Portfolio to sell first those specific shares with the highest tax basis in order to reduce the amount of recognized capital gains as compared with a sale of identical portfolio securities, if any, with a lower tax basis. The Portfolio will sell first those shares with the highest tax basis only when it is in the best interest of the Portfolio to do so, and reserves the right to sell other shares when appropriate. In addition, the Portfolio may, at times, sell portfolio securities in order to realize capital losses. Such capital losses would be used to offset realized capital gains thereby reducing capital gain distributions. Additionally, the Adviser will, consistent with the portfolio construction process discussed above, employ a low portfolio turnover strategy designed to defer the realization of capital gains.

Equity mutual funds, like other investors in equity securities, incur transaction (brokerage) costs in connection with the purchase and sale of portfolio securities. For some funds, these costs can have a material negative impact on performance. With respect to the Index Portfolios, the Adviser will attempt to minimize these transaction costs by utilizing program trades and computerized exchanges called "crossing networks" which allow institutions to execute trades at the midpoint of the bid/ask spread and at a reduced commission rate.

For more information concerning these and other investments in which the Portfolios may invest and their invesment practices, see "Appendix A".

BALANCED PORTFOLIO:

NATIONS BALANCED ASSETS PORTFOLIO: In pursuing the Portfolio's objective, the Adviser will allocate the Portfolio's assets based upon its judgment of the relative valuation and the expected returns of the three major asset classes in which the Portfolio invests: common stocks, fixed income securities, and cash equivalents. In assessing relative value and expected returns, the Adviser will evaluate current economic and financial market conditions (both domestically and internationally), current interest rate trends, earnings and dividend prospects for common stocks, and overall financial market stability. These asset classes are actively managed in an effort to maximize total return. In general, the Adviser believes that common stocks offer the best opportunity for long-term capital appreciation.

The Portfolio invests in common and preferred stocks of U.S. corporations and of foreign issuers, as well as securities convertible into common stocks, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities) that meet the Adviser's stringent criteria. Fundamental research and valuation analysis are emphasized in the stock selection process. Stock holdings are typically those of seasoned, financially strong companies with favorable industry positioning.

Under normal circumstances, at least 25% of the total value of the Portfolio's assets will be invested in fixed income securities. The Portfolio may invest in government, corporate and municipal debt securities, as well as mortgage-backed and asset-backed securities. Most obligations acquired by the Portfolio will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Portfolio will be rated investment grade at the time of purchase by S&P, Moody's, D&P, Fitch, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations. Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The Adviser will consider such an event in determining whether the Portfolio should continue to hold the obligation. Unrated obligations may be acquired by the Portfolio if they are determined by the Adviser to be of comparable quality, at the time of purchase, to rated obligations that may be acquired.

Although the Portfolio invests primarily in securities of U.S. issuers, the Portfolio may invest up to 25% of its total assets in foreign securities.

The Portfolio also may invest in various money market instruments and repurchase agreements. The Portfolio may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defense measure if market conditions warrant.

The Portfolio may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. The Portfolio may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. The Portfolio may engage in reverse repurchase agreements and dollar roll transactions. Additionally, the Portfolio may purchase securities issued by other investment companies, consistent with the Portfolio's investment objective and policies.

The Portfolio also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt investments backed by, the securities and other assets owned by such trusts and partnerships.

Certain securities that have variable or floating interest rates or demand or put features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity and duration of the Portfolio.

For more information concerning these and other investments in which the Portfolio may invest and its investment practices, see "Appendix A."

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Portfolio's shares, such changes will not affect the income received by the Portfolio from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Portfolio will increase or decrease in relation to the income received by the Portfolio from its investments, which will in any case be reduced by the Portfolio's expenses before being distributed to the Portfolio's shareholders.

PORTFOLIO TURNOVER: Generally, the Equity Portfolios, the Index Portfolios and the Balanced Portfolio will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Portfolio's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Portfolio and its shareholders. While it is not possible to exactly predict annual portfolio turnover rates, it is expected that under normal market conditions, the annual portfolio turnover rate will not exceed the following: Nations Value Portfolio -- 50%; Nations International Growth Portfolio -- 100%; Nations Disciplined Equity Portfolio -- 125%; Nations Marsico Focused Equities
Portfolio -- 100%; Nations Marsico Growth & Income Portfolio -- 100%; Nations Managed Index Portfolio -- 25%; Nations Managed SmallCap Index Portfolio -- 25%; and Nations Balanced Assets Portfolio -- 175%.

RISK CONSIDERATIONS: Investments by a Portfolio in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Portfolio holds, like the broader stock market, may decline over short or even extended periods. The U.S. stock mar-ket tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock market, as measured by the S&P 500 Index and other commonly used indexes, was trading at or close to record levels. There can be no guarantee that these levels will continue.

Nations Marsico Focused Equities Portfolio, as a non-diversified fund, may invest in fewer issuers than diversified funds such as Nations Marsico Growth & Income Portfolio. Therefore, appreciation or depreciation of an investment in a single issuer could have a greater impact on the Portfolio's net asset value. The Portfolio reserves the right to become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

The value of a Portfolio's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.

Certain of the Portfolios' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with such Portfolio's investment objective and do not unduly increase the Portfolio's exposure to market or other risks. For additional risk information regarding the Portfolios' investments in particular instruments, see "Appendix A -- Portfolio Securities."

Certain of the Portfolios may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity.

SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN NATIONS INTERNATIONAL GROWTH PORTFOLIO: Investors should understand and consider carefully the special risks involved in foreign investing.

Investors in Nations International Growth Portfolio should be aware that the Portfolio may, from time to time, invest up to 35% of its total assets in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Portfolio and, thus, to its shareholders.

Moreover, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect the Portfolio's share price. General economic and political factors in the various world markets also can impact the Portfolio's share price.

The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Portfolio offers a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.

Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries. See "Appendix A" for additional discussion of the risks associated with an investment in Nations International Growth Portfolio.

SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE INDEX PORTFOLIOS:
The techniques employed by the Adviser to seek to manage capital gain distributions will generally only have the effect of deferring the realization of capital gains. For example, to the extent that the capital gains recognized on a sale of portfolio securities arise from the sale of specifically-identified securities with a higher tax basis, subsequent sales of the same portfolio securities will be calculated by reference to the lower tax basis securities that remain in the portfolio. Under this scenario, an investor who purchases shares of an Index Portfolio after the first sale could receive capital gain distributions that are higher than the distributions that would have been received if this methodology had not been used. Therefore, certain investors actually could be disadvantaged by the techniques employed by the Portfolios to seek to manage capital gain distributions, depending on the timing of their purchase of Portfolio shares. Even if there are no subsequent sales, upon a redemption or exchange of Portfolio shares an investor will have to recognize gain to the extent that the net asset value of Portfolio shares at such time exceeds such investor's tax basis in his or her Portfolio shares.

The various techniques employed by the Portfolios to manage capital gain distributions may result in the accumulation of substantial unrealized gains in the Portfolios. Moreover, the realization of capital gains is not entirely within a Portfolio's control because it is at least partly dependent on shareholder purchase and redemption activity. Capital gain distributions may vary considerably from year to year.

INVESTMENT LIMITATIONS: Each Portfolio is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.

Each Portfolio may not:

1. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

2. Make loans, except that a Portfolio may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Each Portfolio (except Nations Marsico Focused Equities Portfolio) may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Portfolio's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to these limitations and with respect to 75% of such Portfolio's assets, such Portfolio will not hold more than 10% of the voting securities of any issuer.

Nations Marsico Focused Equities Portfolio may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of the Portfolio's total assets would be invested in the securities of one issuer, and with respect to 50% of the Portfolio's total assets, more than 5% of its assets would be invested in the securities of one issuer.

Nations International Growth Portfolio may not borrow money except as a temporary measure and then only in amounts not exceeding 5% of the value of the Portfolio's total assets or from banks or in connection with reverse repurchase agreements provided that immediately after such borrowing, all borrowings of the Portfolio do not exceed one-third of the Portfolio's total assets and no purchases of portfolio instruments will be made while the Portfolio has borrowings outstanding in an amount exceeding 5% of its total assets.

The investment objective and policies of each Portfolio, unless otherwise specified, are non-fundamental and may be changed without shareholder approval. If the investment objective or policies of a Portfolio change, shareholders should consider whether the Portfolio remains an appropriate investment in light of their current position and needs.

--------------------------------------------------------------------------------
   How Performance Is Shown

From time to time the Portfolios may advertise total return and yield. BOTH TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of a Portfolio (as stated in the Portfolio's advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gain distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods.

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period by the maximum public offering price per share on the last day of that period.

Total return and yield figures quoted for the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since you can only purchase shares of the Portfolios through an insurance product, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of the Portfolio's performance has the effect of increasing the performance quoted. Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Portfolio's securities and a Portfolio's operating expenses as well as the charges and fees imposed by the separate accounts. Investment performance also often reflects the risks associated with such Portfolio's investment objective and policies. These factors should be considered when comparing a Portfolio's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Portfolio with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Any Portfolio advertising will be accompanied by performance information of the related Participating Insurance Company's separate account which fund the Contract and by an explanation that Portfolio performance information does not reflect separate account fees and charges.

--------------------------------------------------------------------------------
   How The Portfolios Are Managed

The business and affairs of Nations Annuity Trust are managed under the direction of its Board of Trustees. The Trust's SAI contains the names of and general background information concerning each Trustee of the Trust.

The Trust and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Portfolios pursuant to an investment advisory agreement with the Trust ("Investment Advisory Agreement"). NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.

TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to all of the Portfolios except for Nations International Growth Portfolio, Nations Marsico Focused Equities Portfolio and Nations Marsico Growth & Income Portfolio. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.

Gartmore Global Partners, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to Nations International Growth Portfolio pursuant to a sub-advisory agreement. Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, an indirect, wholly owned subsidiary of Gartmore Investment Management plc ("Gartmore plc"), a UK company which is the holding company for a leading UK-based international fund management group of companies. National Westminster Bank plc and affiliated entities (collectively, "NatWest") own 100% of the equity of Gartmore Investment Management plc.

Marsico Capital Management, LLC, located at 1200 17th Street, Suite 1300, Denver, CO 80202, serves as the investment sub-adviser to Nations Marsico Focused Equities Portfolio and Nations Marsico Growth & Income Portfolio pursuant to an investment sub-advisory agreement entered into with the Trust, which provides that Marsico Capital will furnish continuous investment advisory and management services to the Portfolios. Thomas F. Marsico is Chairman and Chief Executive Officer of Marsico Capital and has voting control of the company. Prior to forming Marsico Capital in September 1997, Mr. Marsico had 18 years of experience as a securities analyst/portfolio manager. NationsBank has an option to purchase up to 50% of Marsico Capital.

Subject to the general supervision of the Trust's Board of Trustees and NBAI, and in accordance with each Portfolio's investment policies, the Adviser formulates guidelines and lists of approved investments for each Portfolio, makes decisions with respect to and places orders for each Portfolio's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with NBAI or which have sold shares in the Portfolios, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Portfolio may invest in securities of companies with which NationsBank has a lending relationship.

For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: .50% of the average daily net assets of Nations Managed Index Portfolio and Nations Managed SmallCap Index Portfolio;
 .75% of the average daily net assets of each of Nations Value Portfolio, Nations Disciplined Equity Portfolio and Nations Balanced Assets Portfolio; .90% of the average daily net assets of Nations International Growth Portfolio; .85% of the average daily net assets of Nations Marsico Focused Equities Portfolio and .85% of the average daily net assets of Nations Marsico Growth & Income Portfolio.

For the services provided pursuant to a sub-advisory agreement, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rates of: .10% of Nations Managed Index Portfolio's and Nations Managed SmallCap Index Portfolio's average daily net assets; and .25% of Nations Value Portfolio's, Nations Balanced Assets Portfolio's, and Nations Disciplined Equity Portfolio's average daily net assets.

For services provided pursuant to a sub-advisory agreement, Gartmore is entitled to receive from NBAI sub-advisory fees, computed daily and paid monthly at the annual rate of .70% of Nations International Growth Portfolio's average daily net assets.

For the services provided pursuant to a sub-advisory agreement, NBAI will pay Marsico Capital sub-advisory fees, computed daily and paid monthly, at the annual rate of .45% of the average daily net assets of Nations Marsico Focused Equities Portfolio and .45% of the average daily net assets of Nations Marsico Growth & Income Portfolio.

From time to time, NBAI (and/or TradeStreet and/or Gartmore and/or Marsico Capital) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees or expenses payable by a Portfolio.

Greg W. Golden is a Structured Products Manager, Equity Management for TradeStreet and is Portfolio Manager for Nations Managed Index Portfolio and Nations Managed SmallCap Index Portfolio. He has been Portfolio Manager for these Portfolios since their inception. Prior to assuming his position with TradeStreet in 1996, he was Vice President and Structured Products Manager for the Investment Management Group at NationsBank. He has worked in the investment community since 1990. His past experience includes portfolio management, derivatives management and quantitative analysis for the Investment Management Group at NationsBank and Sovran Bank of Tennessee. Mr. Golden received a B.B.A. in Finance from Belmont University. He is a Chartered Financial Analyst candidate and a member of Chicago Quantitative Alliance, the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.

Jeffrey C. Moser is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Disciplined Equity Portfolio. Mr. Moser has been with TradeStreet since 1996 and Portfolio Manager for Nations Disciplined Equity Portfolio since the inception of the Portfolio. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Moser has worked for the Investment Management Group at NationsBank since 1983 where his responsibilities included institutional portfolio management and equity analysis. Mr. Moser graduated Phi Beta Kappa with a B.S. in Mathematics from Wake Forest University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.

Brian O'Neill is the Principal Senior Investment Manager of the Gartmore Global Portfolio Team and has been the Portfolio Manager of Nations International Growth Portfolio since its inception. Mr. O'Neill joined Gartmore as a Senior Investment Manager on the Global Portfolio Team in 1981 with responsibility for a variety of specialized global funds, including resource funds. Mr. O'Neill began his career with Royal Insurance in 1970 as an investment analyst specializing in United Kingdom research. He then expanded his field of expertise to include management of global equities, and in 1978 he moved to Antony Gibbs & Sons where he was appointed as a fund manager, specializing in global equities. Mr. O'Neill graduated from Glasgow University in 1969 with a MA Honours degree in Political Economy.

Sharon M. Herrmann is a Director of Equity Management for TradeStreet and Senior Portfolio Manager for Nations Value Portfolio. Ms. Herrmann has been the Portfolio Manager for Nations Value Portfolio since its inception. Prior to assuming her position with TradeStreet, she was Senior Vice President and Portfolio Manager for the Investment Management Group at NationsBank. Ms. Herrmann has worked for the Investment Management Group at NationsBank since 1981 where her responsibilities included fund management and institutional portfolio management. She attended Virginia Wesleyan College. Ms. Herrmann holds the Chartered Financial Analyst designation and is a mem-ber of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.

Julie L. Hale is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Balanced Assets Portfolio. Ms. Hale has been Portfolio Manager for the Nations Balanced Assets Portfolio since its inception. Prior to assuming her position with TradeStreet, she was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. She has worked in the investment community since 1981. Her past experience includes research analysis and portfolio management for Mercantile Safe Deposit and Trust, and National City Bank. Ms. Hale received a B.S. in Business and Finance from Mount St. Mary's College and an M.B.A. from Kent State University. She holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Security Analysts, Inc. She is also a member of the National Association for Petroleum Investment Analysts and the World Affairs Council of Washington, D.C.

Mr. Marsico manages the investment program of Nations Marsico Focused Equities Portfolio and Nations Marsico Growth & Income Portfolio and is primarily responsible for the day-to-day management of the Portfolios. Prior to forming Marsico Capital, Mr. Marsico served as Portfolio Manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 through August 11, 1997. The average annual returns for the Janus Twenty Fund and the Janus Growth and Income Fund ("Janus Funds") from the date on which Mr. Marsico began serving as Portfolio Manager of each Janus Fund through August 7, 1997 (the last date for which performance information is available) were 22.38% and 21.19%, respectively. On August 11, 1997, the date on which Mr. Marsico ceased serving as the Portfolio Manager to both the Janus Twenty Fund and the Janus Growth and Income Fund, the Janus Twenty Fund had approximately $6 billion in net assets, and the Janus Growth and Income Fund had approximately $1.7 billion in net assets. As Executive Vice President and Portfolio Manager of the Janus Twenty Fund and the Janus Growth and Income Fund, Mr. Marsico had full discretionary authority over the selection of investments for those funds. Average annual returns for the one-year, three-year and five-year periods ended August 7, 1997 and for the period during which Mr. Marsico managed those funds compared with the performance of the S&P 500 Index were:

                       Janus         Janus
                       Twenty     Growth and        S&P 500
                      Fund (a)  Income Fund (a)    Index (b)
                      --------  ---------------  -------------
One Year (8/8/96-      48.21%        47.77%         46.41%
 8/7/97)
Three Years (8/11/94-  32.07%        31.13%         30.63%
 8/7/97)
Five Years (8/13/92-   20.02%        21.16%         20.98%
 8/7/97)
During Period of       22.38%        21.19%      Janus Twenty:
 Management by                                     18.20%(c)
 Mr. Marsico (through                            Janus Growth
 8/7/97)                                          and Income:
                                                   18.59%(d)

(a) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

(b) The S&P 500 Index is an unmanaged index of common stocks that is considered to be generally representative of the United States stock market. The S&P 500 Index is adjusted to reflect reinvestment of dividends.

(c) This figure represents the average annual return of the S&P 500 Index during the period that Mr. Marsico managed the Janus Twenty Fund through August 7, 1997.

(d) This figure represents the average annual return of the S&P 500 Index during the period that Mr. Marsico managed the Janus Growth and Income Fund through August 7, 1997.

The Janus Twenty Fund has substantially similar investment policies, strategies, and objectives as those of Nations Marsico Focused Equities Portfolio, while the investment policies, strategies, and objectives of the Janus Growth and Income Fund are substantially similar to those of Nations Marsico Growth & Income Portfolio. Historical performance is not indicative of future performance. For a majority of the periods shown above, the expenses of the Janus Twenty Fund and the Janus Growth and Income Fund were lower than the anticipated expenses of Nations Marsico Focused Equities Portfolio and Nations Marsico Growth & Income Portfolio, respectively. Higher expenses, of course, would have resulted in lower performance. The Janus Twenty Fund and the Janus Growth and Income Fund are separate funds and their historical performance is not indicative of the potential performance of Nations Marsico Focused Equities Portfolio and Nations Marsico Growth & Income Portfolio, respectively. The Janus Twenty Fund and the Janus Growth and Income Fund were the only investment vehicles that Mr. Marsico managed during the period he was employed at Janus Capital Corporation that have substantially similar objectives, policies, and strategies as those of the Portfolios. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.

Morrison & Foerster LLP, counsel to the Trust and special counsel to NationsBank has advised the Trust and NationsBank that NationsBank and its affiliates may perform the services contemplated by the Investment Advisory Agreement and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such federal or state statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any of such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of the Trust pursuant to an Administration Agreement. Pursuant to the terms of the Administration Agreement, Stephens provides various administrative and corporate secretarial services to the Portfolios, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Portfolios.

First Data Investor Services Group, Inc. ("First Data"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Trust pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, First Data provides various administrative and accounting services to the Portfolios including performing the calculations necessary to determine net asset value per share and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Portfolios. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to .10% of each Portfolio's average daily net assets.

NBAI serves as sub-administrator for the Trust pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NBAI assists Stephens in supervising, coordinating and monitoring various aspects of the Portfolios' administrative operations. For providing such services, NBAI shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Portfolios' average daily net assets.

Shares of the Portfolios are sold on a continuous basis by Stephens, as the Portfolios' sponsor and distributor. Stephens is a registered broker/dealer. The Trust has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Portfolios. Stephens may pay service fees or commissions to institutions which assist customers in purchasing shares of the Portfolios.

NationsBank of Texas, N.A. ("NationsBank of Texas" and, collectively with The Bank of New York ("BONY"), called "Custodians") serves as Custodian for the assets of all the Portfolios, except Nations International Growth Portfolio. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services to the Portfolios, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) $300,000 per annum, to be paid monthly in payments of $25,000 for custodian services for up to and including 50 Funds or Portfolios in the Nations Funds Family; and (ii) $6,000 per annum, to be paid in equal monthly payments, for custodian services for each additional portfolio above 50 Funds or Portfolios.

BONY, Avenue des Arts, 35 1040 Brussels, Belgium, serves as Custodian for the assets of Nations International Growth Portfolio.

BONY has entered into an agreement with each of the Portfolios and NationsBank of Texas, N.A., whereby BONY will serve as sub-custodian ("Sub-Custodian") for the assets of the Portfolios except Nations International Growth Portfolio for which it serves as Custodian. BONY is located at 90 Washington Street, New York, New York 10286. In return for providing sub-custodial services to the Portfolios and the other Funds in the Nations Funds Family BONY receives, in addition to out of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations' Non-Money Market Funds or Portfolios up to $10 billion; and (ii) 1/2 of one basis point on the excess, including all Nations' Money Market Funds or Portfolios.

First Data serves as transfer agent (the "Transfer Agent") for the Portfolios. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.

Price Waterhouse LLP serves as independent accountant to the Trust. Their address is 160 Federal Street, Boston, Massachusetts 02110.

EXPENSES: The accrued expenses of each Portfolio are deducted from the Portfolio's total accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; taxes; interest; fees (including fees paid to trustees and officers); federal and state securities registration and qualification fees, if any; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodians and

Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with the Trust; and any extraordinary expenses. Any general expenses of the Trust that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of the Trust or in such other manner as the Board of Trustees deems appropriate.

--------------------------------------------------------------------------------
   Organization And History

The Portfolios are members of the Nations Funds Family, which consists of Nations Annuity Trust, Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Institutional Reserves and Nations LifeGoal Funds, Inc. The Nations Funds Family currently has more than 62 distinct investment portfolios and total assets in excess of $30 billion.

NATIONS ANNUITY TRUST: Nations Annuity Trust was organized as a Delaware business trust on November 24, 1997. Nations Annuity Trust's fiscal year end is December 31.

Each share of the Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of the Trust's Board of Trustees. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each Portfolio of the Trust will vote in the aggregate and not by Portfolio, and shareholders of each Portfolio will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular Portfolio or class. See the SAI for examples of when the Investment Company Act of 1940 (the "1940 Act") requires voting by Portfolio.

The Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. The Trust's By-Laws provide that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of the Trust entitled to be voted at such meeting. Individual holders of Contracts are not the "shareholders" of or "investors" in the Portfolios. The Participating Insurance Companies and their separate accounts are deemed the shareholders or investors. However, it is anticipated that the Participating Insurance Companies will pass through voting rights to the holders of Contracts. For a discussion of voting rights of holders of Contracts, please see the accompanying prospectuses for the Participating Insurance Companies.

About Your Investment

--------------------------------------------------------------------------------
   How To Buy Shares

Portfolio shares are made available to serve as the underlying investment vehicles for variable annuity and variable life insurance separate accounts issued by Participating Insurance Companies. Shares of the Portfolios are sold at net asset value without the imposition of a sales charge. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Portfolios based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day pursuant to the contracts.

Although this Prospectus discusses the Portfolios being made available to serve as the underlying investment vehicles for variable life insurance separate accounts, it is not presently contemplated that the Portfolios will accept such investments. In addition, in no instance will the Portfolios be made available to life insurance separate accounts without the Trust having received any necessary SEC consents or approvals. It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts and variable life insurance separate accounts to invest in the Portfolios simultaneously. Although the Trust and the Portfolios do not currently foresee any such disadvantages either to variable annuity contract owners or variable life insurance policy owners, the Trust's Board of Trustees intends to monitor events in order to identify any material conflicts between such contract owners and policy owners and to determine what action, if any, should be taken in response thereto. If the Board of Trustees were to conclude that separate funds should be established for vari-able life and variable annuity separate accounts, the variable life and variable annuity contract holders would not bear any expenses attendant to the establishment of such separate funds.

Purchases of the Portfolios may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").

The Trust and Stephens reserve the right to reject any purchase order. The issuance of Shares is recorded on the books of the Trust, and share certificates are not issued.

EFFECTIVE TIME OF PURCHASES: Purchase orders for Shares in the Portfolios that are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Portfolio's Custodian.

--------------------------------------------------------------------------------
   How To Redeem Shares

Redemption proceeds are normally remitted in Federal funds wired to the redeeming Participating Insurance Company within three Business Days following receipt of the order. It is the responsibility of Stephens to transmit orders it receives to the Trust. No charge for wiring redemption payments is imposed by the Trust. Redemption orders are effected at the net asset value per share next determined after acceptance of the order by Stephens or by the Transfer Agent.

The Trust may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

--------------------------------------------------------------------------------
   Shareholder Servicing And Distribution Plan

The Portfolios have adopted a Shareholder Servicing and Distribution Plan (the "Servicing and Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act under which the Portfolios may pay banks, broker/dealers, Participating Insurance Companies or other financial institutions that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") or a Shareholder Servicing Agreement with the Trust ("Servicing Agents") (together with Selling Agents ("Agents")) for certain expenses that are incurred by the Agents in connection with sales support and shareholder support services that are provided by the Agents. Payments under the Servicing and Distribution Plan will be calculated daily and paid monthly at a rate not exceeding 0.25% (on an annualized basis) of the average daily net asset value of the Shares beneficially owned through the ownership of Contracts by customers with whom the Agents have a relationship. Under the Servicing and Distribution Plan, the shareholder services provided by Servicing Agents may include general shareholder liaison services, processing purchases and redemption requests; processing dividend and distribution payments; providing sales information periodically to customers, including information showing their Contracts' positions in the Portfolios; providing sub-accounting; responding to inquiries from customers; arranging for bank wires; and providing such other similar services as may be reasonably requested. Under the Servicing and Distribution Plan, the Trust may make payments in connection with any activity which is primarily intended to result in the sale of the Shares, including, but not limited to, expenses of organizing and conducting sales seminars, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, supplemental payments to the Trust's Distributor and the cost of administering this Servicing and Distribution Plan, as well as the shareholder servicing activities described above.

--------------------------------------------------------------------------------
   How The Portfolios Value Their Shares

The net asset value of a share of each class is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares of the Portfolios are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day.

Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities are valued at their fair value following procedures approved by the Trustees.

--------------------------------------------------------------------------------
   How Dividends And Distributions Are Made;
   Tax Information

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared and paid annually. Each Portfolio's net realized capital gains (including net short-term capital gains) are distributed at least annually.

Shares of the Portfolios are eligible to receive dividends when declared, provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed.

The net asset value of shares will be reduced by the amount of any dividend or distribution. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Dividends are paid in the form of additional shares of the same Portfolio unless the investor has elected prior to the date of distribution to receive payment in cash.

TAX INFORMATION

Each of the Portfolios intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). In general, such qualification relieves a Portfolio of liability for Federal income tax to the extent its net investment income and capital gains are distributed annually in accordance with the Code. Each of the Portfolios intends to annually distribute substantially all of its net investment income and capital gains.

The Code requires investments of a "segregated asset account," such as the separate accounts of the Participating Insurance Companies, to be "adequately diversified," in accordance with Treasury Regulations, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive tax-deferred treatment on such annuities or policies, which treatment is generally given to holders of annuities or life insurance policies. Subject to certain conditions, shares of a regulated investment company will not be treated as a single investment for purposes of the "adequate diversification" test. Instead, the segregated asset account will be treated as if it is the owner of its proportionate share of each of the assets of the regulated investment company. Each Portfolio intends to satisfy the relevant conditions of the Code and Treasury Regulations at all times so that shares of such Portfolio held in a separate account of a Participating Insurance Company, and the variable annuity contracts and variable life insurance policies underlying such account, may qualify for favorable tax treatment under the Code.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Portfolio on December 31 of such year in the event such dividends are actually paid during January of the following year.

The foregoing discussion is based on tax laws and regulations that were in effect as of the date of this Prospectus and summarizes only some of the important tax considerations generally affecting the Portfolios and their shareholders. It is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisors with specific reference to their own tax situations. Further tax information is contained in the SAI. For a discussion of Federal income taxation of separate accounts of life insurance companies, see the prospectuses for the Participating Insurance Companies that accompany this Prospectus.

--------------------------------------------------------------------------------
   General Information

This Prospectus and the SAI omit certain information contained in the Registration Statement that the Portfolios have filed with the SEC and reference is hereby made to the Registration Statement and its exhibits and amendments. The Registration Statement and its exhibits and amendments are available for examination at the SEC's Washington, D.C. office.

--------------------------------------------------------------------------------
   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Portfolio may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Portfolio's permissible investments, and the SAI contains more information concerning such investments.

ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates and other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

MORTGAGE-BACKED SECURITIES: Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans.

Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which a Portfolio may invest may include those issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.

The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to a Portfolio.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

Collateralized Mortgage Obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Portfolio will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A Portfolio will only invest in SMBS whose Mortgage Assets are U.S. Government Obligations.

A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity and duration of the securities. For additional information concerning mortgage-backed securities, see the Trust's SAI.

The mortgage-backed securities in which the Portfolios invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow thereby lengthening duration and potentially reducing the value of these securities. The debt securities held by the Portfolios also may be subject to credit risk. Credit risk is the risk that the issuers of securities in which a Portfolio invests may default in the payment of principal and/or interest. Any such defaults or adverse changes in an issuer's financial condition or credit rating may adversely affect the value of the Portfolios' portfolio investments and, hence, the value of your investment in the corresponding Portfolio.

NON-MORTGAGE ASSET-BACKED SECURITIES: Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

The purchase of non-mortgage asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Portfolios (except Nations International Growth Portfolio) will limit their investments in bank obligations so they do not exceed 25% of each Portfolio's total assets at the time of purchase.

U.S. dollar denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations) and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Portfolio borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Portfolios may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Portfolios' respective total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements, certain of the Portfolios may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Portfolio invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, certain of the Portfolios may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements. Generally, the effect of such a transaction is that a Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Portfolios of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

At the time a Portfolio enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolios' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolios' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. A Portfolio only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Portfolio does not establish and maintain a segregated account (as described above). Under the requirements of the 1940

Act, the Portfolios are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Portfolios' asset coverage and other factors at the time of a reverse repurchase, the Portfolios may not establish a segregated account when the Adviser believes it is not in the best interests of the Portfolios to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Dollar roll transactions consist of the sale by a Portfolio of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Portfolio is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held, and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and domestic and foreign commercial banks.

Investments by a Portfolio in commercial paper will consist of issues rated in a manner consistent with such Portfolio's investment policies and objective. In addition, a Portfolio may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Portfolio. Commercial instruments include variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable and floating rate instruments.

CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Portfolios may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.

FIXED INCOME INVESTING: The performance of the fixed income debt component of a Portfolio's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Portfolio's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Portfolio's share price and yield depend, in part, on the maturity and quality of its debt instruments.

FOREIGN CURRENCY TRANSACTIONS: Certain of the Portfolios may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar. A Portfolio either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.

Foreign currency hedging transactions are an attempt to protect a Portfolio against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Portfolio will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Portfolio may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities. Although forward contracts will be used primarily to protect the Portfolio from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

FOREIGN SECURITIES: Foreign securities include debt and equity obligations (dollar- and non-dollar-denominated) of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Portfolio to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on income (including interest, distributions and disposition proceeds), possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securities exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Portfolio may be subject to greater fluctuation in price than securities of domestic companies.

The Portfolios may invest indirectly in the securities of foreign issuers through sponsored or unsponsored ADRs, ADSs, GDRs and EDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as the underlying securities which they represent. Ownership of unsponsored ADRs, ADSs, GDRs and EDRs may not entitle the Portfolios to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs, ADSs, GDRs or EDRs. Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities market. GDRs are designed for use in both the U.S. and European securities markets. EDRs, in bearer form, are designed for use in European securities markets. ADRs, ADSs, GDRs and EDRs also involve certain risks of other investments in foreign securities.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Portfolios may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Portfolio against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes a Portfolio to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Portfolio could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Portfolio may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the Trust's SAI.

GUARANTEED INVESTMENT CONTRACTS: Guaranteed investment contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Portfolio may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Portfolio guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

A Portfolio will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Portfolios will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Portfolio sells its shares. The Adviser will take reasonable steps to bring the Portfolios into compliance with this policy if the level of illiquid investments exceeds 15% of the Portfolios' respective net assets. Repurchase agreements, time deposits and GICs that do not provide for payment to a Portfolio within seven days after notice, and illiquid restricted securities are subject to the limitation on illiquid securities.

If otherwise consistent with their investment objectives and policies, certain Portfolios may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Portfolios' Board of Trustees or the Adviser acting under guidelines approved and monitored by the Portfolios' Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Portfolio holding such securities may increase during such period.

INDEXED/STRUCTURED SECURITIES: Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Portfolios may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Portfolio will enter into a swap transaction on a net basis, I.E. the payment obligations of the Portfolio and the counterparty will be netted out with the Portfolio receiving or paying, as the case may be, only the net amount of the two payment obligations. A Portfolio will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Portfolio's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipated purchasing at a later date rather than for speculative purposes. A Portfolio will not sell interest rate caps or floors that it does not own.

LOWER-RATED DEBT SECURITIES: Certain of the Portfolios may invest in lower-rated debt securities. Lower rated, high-yielding securities are those rated below "Ba" by Moody's or "BB" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. Nations Marsico Focused Equities Portfolio and Nations Marsico Growth & Income Portfolio will not purchase debt securities rated below "CCC-" by S&P or "Caa" by Moody's. Subsequent to its purchase by a Portfolio, an issue of debt securities may cease to be rated, or its ratings may be reduced below the minimum rating required for purchase by a Portfolio. The Adviser will consider such an event in determining whether a Portfolio should continue to hold the security. The Portfolio may also purchase unrated bonds of foreign and domestic issuers.

The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Portfolios' Board, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Portfolio to value its portfolio securities, and a Portfolio's ability to dispose of these lower-rated bonds.

The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to serve their payment obligations, meet projected goals, or obtain additional financing may be impaired.

Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Portfolio's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.

MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury Obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

OTHER INVESTMENT COMPANIES: Each Portfolio may invest in securities issued by other investment companies to the extent that such investments are consistent with the Portfolio's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations. Pursuant to an exemptive order issued by the SEC, the Nations' Non-Money Market Portfolios and Funds may purchase shares of Nations' Money Market Portfolios and Funds.

PASSIVE FOREIGN INVESTMENT COMPANIES: Passive foreign investment companies ("PFICs") are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. Income tax regulations may require the Portfolio to recognize income associated with the PFIC prior to the actual receipt of any such income.

PAY-IN-KIND BONDS: Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.

REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Portfolio and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Portfolio at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Portfolio may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.

SECURITIES LENDING: To increase return on portfolio securities, the Portfolios may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all out-standing loans of a Portfolio may not exceed 33% of the value of its total assets. Cash collateral received by a Portfolio may be invested in a Nations' Money Market Fund or Portfolio.

SHORT-TERM TRUST OBLIGATIONS: Certain of the Portfolios may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle the Portfolio to a proportional fractional interest in payments received by such trusts, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trusts. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula.

STEP COUPON BONDS: Step coupon bonds are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Portfolios may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Portfolio's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Portfolio's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Portfolio hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Portfolio might realize could be eliminated by adverse changes in the exchange rate, or the Portfolio could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury Obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic and foreign banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. Certain Portfolios may invest in securities with demand features where (a) the security or its issuer has received a short-term rating from an NRSRO; and (b) the issuer of the demand featuer, or another institution, undertakes to notify promptly the holder of the security in the event that the demand feature is substituted with a demand feature provided by another issuer. (Note, however, that certain securities first issued on or before June 3, 1996 are not subject to these rating and notice requirements.) An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or

"forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

ZERO COUPON BONDS: Zero coupon bonds are debt securities that do not pay interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

--------------------------------------------------------------------------------
   Appendix B -- Description Of Ratings

The following summarizes the highest eight ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CCC, CC -- An obligation rated CCC is vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation; an obligation rated CC is highly vulnerable to nonpayment.

To provide more detailed indications of credit quality, the AA, A, BBB and CCC ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest eight ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa, Ca -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the two highest rating categories used by Fitch for short-term obligations:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

For commercial paper, D&P uses the short-term debt ratings described above.

For commercial paper, Fitch uses the short-term debt ratings described above.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the four highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

The following summarizes the two highest short-term debt ratings used by IBCA:

     A1+ -- Where issues possess a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.


                              NATIONS ANNUITY TRUST

                       Statement of Additional Information

                        NATIONS BALANCED ASSETS PORTFOLIO
                      NATIONS DISCIPLINED EQUITY PORTFOLIO
                     NATIONS INTERNATIONAL GROWTH PORTFOLIO
                         NATIONS MANAGED INDEX PORTFOLIO
                    NATIONS MANAGED SMALLCAP INDEX PORTFOLIO
                   NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO
                    NATIONS MARSICO GROWTH & INCOME PORTFOLIO
                             NATIONS VALUE PORTFOLIO

                                  March 1, 1998

         This Statement of Additional Information ("SAI") provides supplementary information pertaining to the shares representing interests in the above listed eight investment portfolios (individually, a "Portfolio" and collectively, the "Portfolios") of Nations Annuity Trust (the "Trust"). This SAI is not a prospectus, and should be read only in conjunction with the current Prospectus for the aforementioned Portfolios in which one is interested, dated March 1, 1998 ("Prospectus"). All terms used in this SAI that are defined in the Prospectus will have the same meanings assigned in the Prospectus. Copies of the Prospectus may be obtained by writing the Trust c/o Stephens Inc., One NationsBank Plaza, 33rd Floor, Charlotte, North Carolina 28255, or by calling the Trust at (800) 321-7854.

                                TABLE OF CONTENTS

                                                                                               Page
INTRODUCTION ................................................................................       1

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................................       1
        General Brokerage Policy.............................................................       1
        Section 28(e) Standards..............................................................       4
        General..............................................................................       5

ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS .............................................       6
        Additional Investment Limitations ...................................................       6
        Asset-Backed Securities..............................................................       7
        Commercial Instruments...............................................................       9
        Delayed Delivery Transactions .......................................................      10
        Dollar Roll Transactions ............................................................      10
        Equity Swap Contracts ...............................................................      10
        Foreign Currency Transactions .......................................................      11
        Futures, Options and Other Derivative
              Instruments ...................................................................      12
        Guaranteed Investment Contracts......................................................      18
        Illiquid Securities..................................................................      18
        Interest Rate Transactions ..........................................................      19
        Lower Rated Debt Securities..........................................................      19
        Options on Currencies................................................................      20
        Real Estate Investment Trusts........................................................      20
        Repurchase Agreements ...............................................................      21
        Reverse Repurchase Agreements .......................................................      21
        Risk Factors Associated with Futures and Options Transactions .......................      21
        Securities Lending...................................................................      23
        Short Sales..........................................................................      24
        Special Situations...................................................................      24
        Stand-By Commitments ................................................................      24
        Variable- and Floating-Rate Instruments .............................................      25
        When-Issued Purchases and Forward Commitments  ......................................      25

NET ASSET VALUE..............................................................................      26
        Purchases and Redemptions............................................................      26
        Net Asset Value Determination........................................................      26

DESCRIPTION OF SHARES........................................................................      27

ADDITIONAL INFORMATION CONCERNING TAXES......................................................      28
        General..............................................................................      28
        Excise Tax ..........................................................................      29
        Taxation of Portfolio Investments....................................................      29
        Taxation of a Separate Account of a Participating Insurance Company..................      30
        Federal Income Tax Rates.............................................................      31
        Other Matters........................................................................      31

TRUSTEES AND OFFICERS........................................................................      31
        Nations Funds Retirement Plan........................................................      34
        Nations Funds Deferred Compensation Plan ...........................................       35
        Compensation Table...................................................................      35

                                       i


        Shareholder and Trustee Liability ...................................................      36

INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
TRANSFER AGENCY AND SHAREHOLDER SERVICING
AGREEMENTS ..................................................................................      37
        Investment Adviser...................................................................      37
        Investment Styles....................................................................      40
        Administrator and Co-Administrator...................................................      42
        Custodian and Transfer Agent.........................................................      43
        Shareholder Servicing and Distribution Plan..........................................      44
        Expenses.............................................................................      44

DISTRIBUTOR .................................................................................      45

INDEPENDENT ACCOUNTANT AND REPORTS...........................................................      45

COUNSEL......................................................................................      46

ADDITIONAL INFORMATION ON PERFORMANCE........................................................      46
        Yield Calculations...................................................................      46
        Total Return Calculations............................................................      47

MISCELLANEOUS ...............................................................................      48

SCHEDULE A - Description of Ratings...........................................................    A-1

SCHEDULE B - Additional Information Concerning Options &
Futures......................................................................................     B-1

SCHEDULE C - Additional Information Concerning Mortgage-
Backed Securities............................................................................     C-1

                                  INTRODUCTION

         Nations Annuity Trust (the "Trust") is a mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors with certain information concerning the activities of the mutual fund being considered for investment. This information about the Trust is also included in the corresponding Prospectus.

         The Trust currently consists of eight different investment portfolios, Nations Balanced Assets Portfolio, Nations Disciplined Equity Portfolio, Nations International Growth Portfolio, Nations Managed Index Portfolio, Nations Managed SmallCap Index Portfolio, Nations Marsico Focused Equities Portfolio, Nations Marsico Growth & Income Portfolio and Nations Value Portfolio (each a "Portfolio" and collectively the "Portfolios").

         As of the date of this SAI, no shares of the Portfolios have been sold. As a result, certain financial information and performance data is not available and thus not included in this SAI.

         The Prospectus relating to these Portfolios may be obtained without charge by written request to the Trust, c/o Stephens, Inc., One NationsBank Plaza, 33rd Floor, Charlotte, NC 28255. Participating Insurance Companies also may call toll-free at (800) 321-7854.

         NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Portfolios. TradeStreet Investment Associates, Inc. ("TradeStreet") is investment sub-adviser to all of the Portfolios except Nations Marsico Focused Equities Portfolio and Nations Marsico Growth & Income Portfolio, which are sub-advised by Marsico Capital Management, LLC ("Marsico Capital"), and Nations International Growth Portfolio. Gartmore Global Partners ("Gartmore") serves as investment sub-adviser to Nations International Growth Portfolio. As used herein, "Adviser" shall mean NBAI, TradeStreet, Gartmore, and/or Marsico Capital as the context may require.

         This SAI is intended to furnish Participating Insurance Companies with additional information concerning the Trust and the Portfolios. Some of the information required to be in this SAI is also included in the Portfolios' current Prospectus, and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this SAI omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectus and this SAI, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. No investment in the Portfolios should be made without first reading the Prospectus.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY

         Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for decisions to buy and sell securities for each Portfolio, for the selection of broker/dealers, for the execution of each Portfolio's securities transactions, and for the allocation of brokerage fees in connection with such transactions. The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. While the Adviser generally seeks reasonably competitive commission rates, a Portfolio does not necessarily pay the lowest commission or spread available. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In placing orders for securities of a Portfolio, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions and the reasonableness of the spread or commission, if any.

         While the Adviser generally seeks reasonably competitive spreads or commissions, a Portfolio will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Portfolio, the Adviser or its other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Portfolio may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Portfolio. Services furnished by such brokers may be used by the Adviser in providing investment advisory and investment management services for the Trust.

         Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees of the Trust. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

         In certain instances there may be securities which are suitable for more than one Portfolio as well as for one or more of the other clients of the Adviser. Investment decisions for each Portfolio and for the Adviser's other clients are made with the goal of achieving their respective investment objectives. It may happen that a particular security is bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Portfolio is concerned. The Trust believes that over time its ability to participate in volume transactions will produce superior executions for the Portfolios.

         The portfolio turnover rate for each Portfolio is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Portfolios to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions.

         The Portfolios may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Portfolio will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Portfolio's interests.

         The Trust will not execute portfolio transactions through, purchase or sell portfolio securities from or to the Distributor, the Adviser, the Administrator, the Co-Administrator, or their respective affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by the SEC. In addition, the Trust will not give preference to correspondents of NationsBank N.A. ("NationsBank") or its affiliates with respect to such transactions or securities. (However, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with NationsBank or its affiliates, and to take into account the sale of Portfolio shares if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.) In addition, a Portfolio will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor, the Adviser, Administrator, the Co-Administrator, or any of their affiliates, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Portfolios may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.

         Under the Investment Company Act of 1940, as amended (the "1940 Act"), persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Each of the Portfolios may purchase securities from underwriting syndicates of which NationsBank or any of its affiliates is a member under certain conditions, in accordance with the provisions of a rule adopted under the 1940 Act and any restrictions imposed by the Board of Governors of the Federal Reserve System.

         Investment decisions for each Portfolio are made independently from those for the Trust's other investment portfolios and other investment companies and accounts advised or managed by the Adviser. Such other investment portfolios, investment companies and accounts may also invest in the same securities as the Portfolios. When a purchase or sale of the same security is made, at substantially the same time, on behalf of one or more of the Portfolios and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each Portfolio and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or sold by the Portfolio. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Portfolios with those to be sold or purchased for other investment portfolios, investment companies or accounts in executing transactions.

         The Adviser may from time to time determine target levels of commission business to transact with various brokers on behalf of its clients (including the Trust) over a certain time period. The target levels will be determined based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and
(3) the broker's attitude toward and interest in mutual funds in general and in the Trust and other mutual funds advised by the Adviser in particular. No specific formula will be used in connection with any of the foregoing considerations in determining the target levels. However, if a broker has indicated a certain level of desired commissions in return for certain research services provided by the broker, this factor will be taken into consideration by the Adviser.

         Subject to the overall objective of obtaining best price and execution for a Portfolio, the Adviser may also consider sales of shares of such Portfolio and of the other mutual funds managed or advised by the Adviser as a factor in the selection of broker/dealers to execute portfolio transactions for the Portfolios.

         The Adviser will seek, whenever possible, to recapture for the benefit of a Portfolio any commission, fees, brokerage or similar payments paid by such Portfolio on portfolio transactions. Normally, the only fees which may

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be recaptured are the soliciting dealer fees on the tender of an account's portfolio securities in a tender or exchange offer.

         The Portfolios are not under any obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Brokers who provide supplemental investment research to the Adviser may receive orders for transactions by a Portfolio. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under its agreements with each Portfolio and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Certain research services furnished by broker/dealers may be useful to the Adviser in connection with its services to other advisory clients, including other investment companies which it advises. Also, a Portfolio may pay a higher price for securities or higher commissions in recognition of research services furnished by broker/dealers.

         The Adviser and its affiliates manage several other investment accounts, some of which may have investment objectives similar to those of one or more of the Portfolios. It is possible that, at times, identical securities will be appropriate for investment by one or more of the Portfolios and by one or more of such investment accounts. The position of each account, however, in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in the securities of the same issuer may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Simultaneous transactions could, however, adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         In some cases the procedure for allocating securities transactions among the various investment accounts advised by the Adviser and its affiliates could have an adverse effect on the price or amount of securities available to a Portfolio. In making such allocations, the main factors considered by the Adviser are the respective investment objectives and policies of such advisory clients, the relative size of holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the judgments of the persons responsible for recommending the investment.

SECTION 28(E) STANDARDS

         Under Section 28(e) of the Securities Exchange Act of 1934, the Adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ...viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities." Accordingly, the price paid by a Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

         Broker/dealers utilized by the Adviser may furnish statistical, research and other information or services which are deemed by the Adviser to be beneficial to the Portfolios' investment programs. Research services received from brokers supplement the Adviser's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Trust's Trustees with respect to the performance, investment activities, fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include providing equipment used to communicate research information, arranging meetings with management of the Trust and providing access to consultants who supply research information.

         The outside research assistance is useful to the Adviser since the brokers utilized by the Adviser, as a group, tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, this research provides the Adviser with a diverse perspective on financial markets. Research services which are provided to the Adviser by brokers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. The Adviser is of the opinion that because the broker research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have purchased any such research services had such services not been provided by brokers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Adviser with clients other than the Portfolios. Similarly, any research services received by the Adviser through the placement of portfolio transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Portfolios. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Adviser's investment advice. The advisory fees paid by the Trust are not reduced because the Adviser receives such services.

         Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Portfolios.

GENERAL

         Information concerning each Portfolio's investment objective is set forth in the Prospectus under the heading "About the Portfolios--Objectives." There can be no assurance that the Portfolios will achieve their objectives. The principal features of the Portfolios' investment programs and the primary risks associated with those investment programs are discussed in the Prospectus under the heading "About the Portfolios--How Objectives are Pursued" and "Appendix A--Portfolio Securities." The values of the securities in which the Portfolios invest fluctuate based upon interest rates, foreign currency rates, the financial stability of the issuer and market factors.

         The Portfolios are dollar-denominated mutual funds and therefore consideration is given to hedging part or all of the Portfolios back to U.S. dollars from international currencies. All decisions to hedge are based upon an analysis of the relative value of the U.S. dollar on an international purchasing power parity basis (purchasing power parity is a method for determining the relative purchasing power of different currencies by comparing the amount of each currency required to purchase a typical bundle of goods and services to domestic markets) and an estimation of short-term interest rate differentials (which affect both the direction of currency movements and also the cost of hedging).

         Pursuant to one of the Trust's fundamental investment restrictions (see "How Objectives Are Pursued--Investment Limitations" in the Portfolios' Prospectus), the Trust does not have authority to purchase any securities which would cause more than 25% of the value of any Portfolio's total assets, at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that, there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The position of the staff of the SEC is that the exclusion with respect to banks may only be applied to domestic banks. For this purpose, the staff also takes the position that United States branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks." The Trust currently intends to consider only obligations of "domestic banks" to be within the exclusion with respect to banks. For this purpose, "domestic banks" will be construed by the Trust to include: (a) United States branches of foreign banks, to the extent they are subject to the same regulation as United States banks; and (b) foreign branches of domestic banks with respect to which the domestic bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason.

                 ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS

ADDITIONAL INVESTMENT LIMITATIONS

         The most significant investment restrictions applicable to the Portfolios' investment programs are set forth in the Prospectus under the heading "How Objectives Are Pursued--Investment Limitations." Additionally, as a matter of fundamental policy which may not be changed without a majority vote of a Portfolio's shareholders (as that term is defined under the heading "Investment Advisory, Administration, Custody, Transfer Agency and Shareholder Servicing Agreements" in this SAI) each Portfolio will not:

1. Borrow money or issue senior securities, as defined in the 1940 Act, except that (a) a Portfolio may borrow money from banks for temporary purposes in amounts up to one-third of the value of such Portfolio's total assets at the time of borrowing, provided that borrowings in excess of 5% of the value of such Portfolio's total assets will be repaid prior to the purchase of additional portfolio securities by such Portfolio, (b) a Portfolio may enter into commitments to purchase securities in accordance with the Portfolio's investment program, including delayed delivery and when-issued securities, which commitments may be considered the issuance of senior securities, and
         (c) a Portfolio may issue multiple classes of shares in accordance with SEC regulations or exemptions under the 1940 Act. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

2. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except short sales against the box.) For purposes of this restriction, the deposit or payment by the Portfolio of initial or maintenance margin in connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

3. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Portfolio's investment program may be deemed an underwriting. This restriction shall not limit a Portfolio's ability to invest in securities issued by other registered investment companies.

4. Invest in real estate or real estate limited partnership interests. (A Portfolio may, however, purchase and sell securities secured by real estate, or interests therein, or issued by issuers which invest in real estate or interests therein.) This restriction does not apply to real estate limited partnerships listed on a national stock exchange (e.g., the New York Stock Exchange).

5. Purchase or sell commodity contracts except that each Portfolio may, to the extent appropriate under its investment policies, purchase publicly traded securities of a company engaging in whole or in part in such activities, enter into futures contracts and related options, engage in transactions on a when-issued or forward commitment basis, and enter into forward currency contracts in accordance with its investment policies.

         In addition, certain non-fundamental investment restrictions which may be changed by a majority vote of the Board of Trustees at any time and without approval of the shareholders, are also applicable to the Portfolios, including the following:

1. No Portfolio will purchase securities of a company for the purpose of exercising control.

2. No Portfolio will invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements, time deposits and Guaranteed Investment Contracts ("GICs") with maturities in excess of seven days, illiquid restricted securities, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include securities which may be resold under Rule 144A and Section 4(2) of the Securities Act of 1933 that the Board of Trustees, or its delegate, determines to be liquid, based upon the trading markets for the specific security.

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

3. No Portfolio will mortgage, pledge or hypothecate any assets except to secure permitted borrowings and then only in an amount up to one-third of the value of a Portfolio's total assets at the time of borrowing. For purposes of this limitation, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not considered to be a mortgage, pledge or hypothecation of assets.

4. No Portfolio will invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

         For purposes of the foregoing limitations, any limitation that involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities, or assets of, or borrowings on behalf of, a Portfolio.

ASSET-BACKED SECURITIES

        IN GENERAL. Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

         The life of an asset-backed security varies depending upon the rate of prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates, and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

         MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.

         Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

         The guaranteed mortgage pass-through securities in which a Portfolio may invest, may include those issued or guaranteed by Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). Such certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.

         The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will

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

usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

         The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) certificates may be issued at a premium or discount, rather than at par; (ii) certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly, which has the effect of raising the effective yield earned on the certificates; and (iv) the actual yield of each certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA certificate purchased at a premium may result in a loss to the Portfolio.

         Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

         Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral, collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of, and interest on, the Mortgage Assets, and any reinvestment income thereon, provide for the Portfolios to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

         Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

         The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

         Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Portfolio will only invest in SMBS that are obligations-backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets.

         A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

         The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity and duration of the securities.

         NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

         Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

         The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

         The development of non-mortgage-backed securities is at an early stage compared to mortgage-backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed as the market for U.S. Government issued mortgaged-backed securities. As stated above, the Adviser, as adviser to each Portfolio, intends to limit its purchases of mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities to securities that are readily marketable at the time of purchase.

COMMERCIAL INSTRUMENTS

         Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or issued in the U.S. by foreign corporations and foreign commercial banks. Investments by a Portfolio in commercial paper will consist of issues rated in a manner consistent with such Portfolio's investment policies and objectives. In addition, the Portfolios may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Portfolios.

         Variable-rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Variable-rate instruments acquired by a Portfolio will be rated at a level consistent with such Portfolio's investment objective and policies of high quality as determined by a major rating agency or, if not rated, will be of comparable quality as determined by the Adviser.

         Variable- and floating-rate instruments are unsecured instruments that permit the indebtedness thereunder to vary. While there may be no active secondary market with respect to a particular variable- or floating-rate instrument purchased by a Portfolio, such Portfolio may, from time to time as specified in the instrument, demand payment of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Portfolio to dispose of an instrument if the issuer defaulted on its payment obligation or during periods when a Portfolio is not entitled to exercise its demand rights, and a Portfolio could, for these or other reasons, suffer a loss. A Portfolio may invest in variable- and floating-rate instruments only when the Adviser deems the investment to involve minimal credit risk. If such instruments are not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of such instruments and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of, the period remaining to the next interest rate adjustment or, the demand notice period specified in the instrument.

DELAYED DELIVERY TRANSACTIONS

         In a delayed delivery transaction, the Portfolio relies on the other party to complete the transaction. If the transaction is not completed, the Portfolio may miss a price or yield considered to be advantageous.

DOLLAR ROLL TRANSACTIONS

         Certain Portfolios may enter into "dollar roll" transactions, which consist of the sale, by a Portfolio, to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Portfolio agrees to buy a security on a future date.

         The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Portfolio is able to purchase them. Similarly, the Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

EQUITY SWAP CONTRACTS

         The counterparty to an Equity Swap Contract will typically be a bank, investment banking firm or broker/dealer. For example, the counterparty will generally agree to pay a Portfolio the amount, if any, by which the notional amount of the Equity Swap Contract would have increased in value had it been invested in the stocks comprising the S&P 500 Index in proportion to the composition of the Index, plus the dividends that would have been received on those stocks. A Portfolio will agree to pay to the counterparty a floating rate of interest (typically the London InterBank Offered Rate) on the notional amount of the Equity Swap Contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Portfolio on any Equity Swap Contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index, less the interest paid by the Portfolio on the notional amount. A Portfolio will only enter into Equity Swap Contracts on a net basis, (i.e., the two parties' obligations are netted out, with the Portfolio paying or receiving, as the case may be, only the net amount of any payments). Payments under the Equity Swap Contracts may be made at the conclusion of the contract or periodically during its term.

         If there is a default by the counterparty to an Equity Swap Contract, a Portfolio will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that Equity Swap Contract counterparties will be able to meet their obligations pursuant to Equity Swap Contracts or that, in the event of default, a Portfolio will succeed in pursuing contractual remedies. A Portfolio thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to Equity Swap Contracts. The Adviser will closely monitor the credit of Equity Swap Contract counterparties in order to minimize this risk.

         Certain Portfolios may from time to time enter into the opposite side of Equity Swap Contracts (i.e., where a Portfolio is obligated to pay the increase (net of interest) or receive the decrease (plus interest) on the contract) to reduce the amount of the Portfolio's equity market exposure consistent with the Portfolio's objectives. These positions are sometimes referred to as Reverse Equity Swap Contracts.

         Equity Swap Contracts will not be used to leverage a Portfolio. A Portfolio will not enter into any Equity Swap Contract or Reverse Equity Swap Contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least "A" by Moody's Investor Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). Since the SEC considers Equity Swap Contracts and Reverse Equity Swap Contracts to be illiquid securities, a Portfolio will not invest in Equity Swap Contracts or Reverse Equity Swap Contracts if the total value of such investments together with that of all other illiquid securities which a Portfolio owns would exceed 15% of the Portfolio's total assets.

          The Adviser does not believe that a Portfolio's obligations under Equity Swap Contracts or Reverse Equity Swap Contracts are senior securities and, accordingly, the Portfolio will not treat them as being subject to its borrowing restrictions. However, the net amount of the excess, if any, of a Portfolio's obligations over its respective entitlements with respect to each Equity Swap Contract and each Reverse Equity Swap Contract will be accrued on a daily basis and an amount of cash, U.S. Government securities or other liquid high quality debt securities, having an aggregate market value at least equal to the accrued excess, will be maintained in a segregated account by the Portfolio's Custodian.

FOREIGN CURRENCY TRANSACTIONS

         As described in the Prospectus, certain Portfolios may invest in foreign currency transactions. Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Portfolio may also purchase and sell foreign currency futures contracts and related options (see "Purchase and Sale of Currency Futures Contracts and Related Options" in this SAI). A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

         Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market traded directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. A Portfolio will direct the Custodian to segregate high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Portfolio's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         A Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Adviser believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

         A Portfolio may enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the Portfolio securities are denominated (a "cross-hedge").

         Foreign currency hedging transactions are an attempt to protect a Portfolio against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.

         The Portfolio's Custodian will segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to segregating all or part of such securities, the Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract, at a price no higher than the forward contract price, or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

         FUTURES CONTRACTS IN GENERAL. A futures contract is an agreement between two parties for the future delivery of fixed income securities or equity securities, for the payment or acceptance of a cash settlement in the case of futures contracts on an index of fixed income or equity securities. A "sale" of a futures contract means the contractual obligation to deliver the securities at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a brokerage firm, known as a futures commission merchant, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Presently, futures contracts are based on such debt securities as long-term U.S. Treasury Bonds, Treasury Notes, GNMA modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills, bank certificates of deposit, and on indices of municipal, corporate and government bonds.

         While futures contracts based on securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Portfolio will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, a Portfolio must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2%, or less, of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and a Portfolio that engages in futures transactions may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to a futures contract based on securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Futures contracts on indices of securities are settled through the making and acceptance of cash settlements based on changes in value of the underlying rate or index between the time the contract is entered into and the time it is liquidated.

         FUTURES CONTRACTS ON FIXED INCOME SECURITIES AND RELATED INDICES. As noted in the Prospectus, certain Portfolios may enter into transactions in futures contracts for the purpose of hedging a relevant portion of their portfolios. A Portfolio may enter into transactions in futures contracts that are based on U.S. Government obligations, including any index of government obligations that may be available for trading. Such transactions will be entered into where movements in the value of the securities or index underlying a futures contract can be expected to correlate closely with movements in the value of securities held in a Portfolio. For example, a Portfolio may sell futures contracts in anticipation of a general rise in the level of interest rates, which would result in a decline in the value of its fixed income securities. If the expected rise in interest rates occurs, the Portfolio may realize gains on its futures position, which should offset all or part of the decline in value of fixed income securities. A Portfolio could protect against such decline by selling fixed income securities, but such a strategy would involve higher transaction costs than the sale of futures contracts and, if interest rates again declined, the Portfolio would be unable to take advantage of the resulting market advance without purchases of additional securities.

         The purpose of the purchase or sale of a futures contract on government securities and indices of government securities, in the case of the respective Portfolios, which hold or intend to acquire long-term debt securities, is to protect a Portfolio from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if long-term bonds are held by a Portfolio, and interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds held by the Portfolio. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. When a Portfolio is not fully invested and a decline in interest rates is anticipated, which would increase the cost of fixed income securities that the Portfolio intends to acquire, it may purchase futures contracts. In the event that the projected decline in interest rates occurs, the increased cost of the securities acquired by the Portfolio should be offset, in whole or part, by gains on the futures contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of transactions involving futures contracts on fixed income securities, a Portfolio will purchase the securities upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

         Similarly, when it is expected that interest rates may decline, futures contracts on fixed income securities and indices of government securities may be purchased for the purpose of hedging against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of such futures contracts should be similar to that of long-term bonds, a Portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio's cash reserves could then be used to buy long-term bonds in the cash market. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of these futures contracts as an investment technique allows a Portfolio to act in anticipation of such an interest rate decline without having to sell its portfolio securities. To the extent a Portfolio enters into futures contracts for this purpose, the segregated assets maintained by a Portfolio will consist of cash, cash equivalents or high quality debt securities of the Portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial deposit and variation margin payments made by the Portfolio with respect to such futures contracts.

         STOCK INDEX FUTURES CONTRACTS. As described in the Prospectus, certain Portfolios may sell stock index futures contracts in order to offset a decrease in market value of its securities, that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of securities to be sold. Conversely, a Portfolio may purchase stock index futures contracts in order to protect against anticipated increases in the cost of securities to be acquired.

         In addition, a Portfolio may utilize stock index futures contracts in anticipation of changes in the composition of its portfolio. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its portfolio, it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. As such securities are acquired, the Portfolio's futures positions would be closed out. A Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

         OPTIONS ON FUTURES CONTRACTS. An option on a futures contract gives the purchaser (the "holder") the right, but not the obligation, to purchase a position in the underlying futures contract (i.e., a purchase of such futures contract) in the case of an option to purchase (a "call" option), or a "short" position in the underlying futures contract (i.e., a sale of such futures contract) in the case of an option to sell (a "put" option), at a fixed price (the "strike price"), up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. Upon exercise of the option by the holder, the exchange clearing corporation establishes a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         OPTIONS ON FUTURES CONTRACTS ON FIXED INCOME SECURITIES AND RELATED INDICES. As described in the Prospectus, certain Portfolios may purchase put options on futures contracts, in which such Portfolios are permitted to invest, for the purpose of hedging a relevant portion of their portfolios against an anticipated decline in the values of portfolio securities resulting from increases in interest rates, and may purchase call options on such futures contracts as a hedge against an interest rate decline when they are not fully invested. A Portfolio would write options on these futures contracts primarily for the purpose of terminating existing positions.

         OPTIONS ON STOCK INDEX FUTURES CONTRACTS, OPTIONS ON STOCK INDICES AND OPTIONS ON EQUITY SECURITIES. As described in the Prospectus, certain Portfolios may purchase put options on stock index futures contracts, stock indices or equity securities for the purpose of hedging the relevant portion of their portfolio securities against an anticipated market-wide decline or against declines in the values of individual portfolio securities, and they may purchase call options on such futures contracts as a hedge against a market advance when they are not fully invested. A Portfolio would write options on such futures contracts primarily for the purpose of terminating existing positions. In general, options on stock indices will be employed in lieu of options on stock index futures contracts only where they present an opportunity to hedge at lower cost. With respect to options on equity securities, a Portfolio may, under certain circumstances, purchase a combination of call options on such securities and U.S. Treasury Bills. The Adviser believes that such a combination may more closely parallel movements in the value of the security underlying the call option than would the option itself.

         Further, while a Portfolio generally would not write options on individual portfolio securities, it may do so under limited circumstances known as "targeted sales" and "targeted buys," which involve the writing of call or put options in an attempt to purchase or sell portfolio securities at specific desired prices. A Portfolio would receive a fee, or a "premium," for the writing of the option. For example, where the Portfolio seeks to sell portfolio securities at a "targeted" price, it may write a call option at that price. In the event that the market rises above the exercise price, it would receive its "targeted" price, upon the exercise of the option, as well as the premium income. Also, where it seeks to buy portfolio securities at a "targeted" price, it may write a put option at that price for which it will receive the premium income. In the event that the market declines below the exercise price, a Portfolio would pay its "targeted" price upon the exercise of the option. In the event that the market does not move in the direction or to the extent anticipated, however, the targeted sale or buy might not be successful and a Portfolio could sustain a loss on the transaction that may not be offset by the premium received. In addition, a Portfolio may be required to forego the benefit of an intervening increase or decline in value of the underlying security.

         OPTIONS AND FUTURES STRATEGIES. The Adviser may seek to increase the current return of a Portfolio by writing covered call or put options. In addition, through the writing and purchase of options and the purchase and sale of U.S. and certain foreign stock index futures contracts, interest rate futures contracts, foreign currency futures contracts and related options on such futures contracts, the Adviser may at times seek to hedge against a decline in the value of securities included in a Portfolio or an increase in the price of securities that it plans to purchase for a Portfolio. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio's current return. A Portfolio's investment in foreign stock index futures contracts and foreign interest rate futures contracts, and related options on such futures contracts, are limited to only those contracts and related options that have been approved by the CFTC for investment by U.S. investors. Additionally, with respect to a Portfolio's investment in foreign options, unless such options are specifically authorized for investment by order of the CFTC, or meet the definition of trade options as set forth in CFTC rule 32.4, a Portfolio will not make these investments.

         The ability of a Portfolio to engage in the options and futures strategies described herein will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices, foreign government securities and foreign currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below. Furthermore, a Portfolio's ability to engage in options and futures transactions may be limited by tax considerations. Although a Portfolio will only engage in options and futures transactions for limited purposes, these activities will involve certain risks which are described below under "Risk Factors Associated with Futures and Options Transactions." A Portfolio will not engage in options and futures transactions for leveraging purposes.

         WRITING COVERED OPTIONS ON SECURITIES. A Portfolio may write covered call options and covered put options on securities in which it is permitted to invest from time to time as the Adviser determines is appropriate in seeking to attain its objectives. Call options written by a Portfolio give the holder the right to buy the underlying securities from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

         A Portfolio may write only covered options, which means that, so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Portfolio will maintain in a separate account cash or short-term U.S. Government securities with a value equal to or greater than the exercise price of the underlying securities. A Portfolio may also write combinations of covered puts and calls on the same underlying security.

        A Portfolio will receive a premium from writing a put or call option, which increases the Portfolio's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

         A Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Portfolio.

         PURCHASING PUT AND CALL OPTIONS ON SECURITIES. A Portfolio may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Portfolio, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Portfolio will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

         A Portfolio may also purchase call options to hedge against an increase in prices of securities that it ultimately wants to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Portfolio will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

         PURCHASE AND SALE OF OPTIONS AND FUTURES ON STOCK INDICES. A Portfolio may purchase and sell options on non-U.S. stock indices and stock index futures as a hedge against movements in the equity markets.

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         If the Adviser expects general stock market prices to rise, a Portfolio might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it ultimately wants to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio's index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, a Portfolio might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio's position in such put option or futures contract.

         PURCHASE AND SALE OF INTEREST RATE FUTURES. A Portfolio may purchase and sell interest rate futures contracts on foreign government securities including, but not limited to, debt securities of the governments and central banks of France, Germany, Denmark and Japan for the purpose of hedging fixed income and interest sensitive securities against the adverse effects of anticipated movements in interest rates.

         A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced, without employing futures as a hedge, by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs to a Portfolio in the form of dealer spreads and brokerage commissions.

         The sale of interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of a Portfolio's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Portfolio's investments that are being hedged.

While a Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

         OPTIONS ON STOCK INDEX FUTURES CONTRACTS AND INTEREST RATE FUTURES CONTRACTS. A Portfolio may purchase and write call and put options on non-U.S. stock index and interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures, or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Portfolio intends to purchase.

         PURCHASE AND SALE OF CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. In order to hedge its portfolio and to protect against possible variations in foreign exchange rates pending the settlement of securities transactions, a Portfolio may buy or sell currency futures contracts and related options. If a fall in exchange rates for a particular currency is anticipated, a Portfolio may sell a currency futures contract or a call option thereon, or purchase a put option on such futures contract as a hedge. If it is anticipated that exchange rates will rise, a Portfolio may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in a particular currency a Portfolio intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated currency rate changes, and all options on currency futures written by a Portfolio will be covered.

         A currency futures contract sale creates an obligation by a Portfolio, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specific price. A currency futures contract purchase creates an obligation by a Portfolio, as purchaser, to take delivery of an amount of currency at a specified future time, at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

         The Portfolio will write only covered put and call options on currency futures. This means that a Portfolio will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. A Portfolio will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on stock index futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased, maintained by the Portfolio in cash, U.S. Treasury Bills, or other high grade short-term obligations in a segregated account with its Custodian. If at the close of business on any day the market value of the call purchased by a Portfolio falls below 100% of the market value of the call written by the Portfolio, the Portfolio will so segregate an amount of cash, U.S. Treasury Bills or other high grade short-term obligations equal in value to the difference. Alternatively, a Portfolio may cover the call option through segregating with the Custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Portfolio. In the case of put options on currency futures written by a Portfolio, the Portfolio will hold the aggregate exercise price in cash, U.S. Treasury Bills, or other high grade short-term obligations in a segregated account with its Custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold, maintained by the Portfolio in cash, U.S. Treasury Bills or other high grade short-term obligations in a segregated account with its Custodian. If at the close of business on any day the market value of the put options purchased or the currency futures by a Portfolio falls below 100% of the market value of the put options written by the Portfolio, the Portfolio will so segregate an amount of cash, U.S. Treasury Bills or other high grade short-term obligations equal in value to the difference.

         If other methods of providing appropriate cover are developed, a Portfolio reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements. In connection with transactions in stock index options, stock index futures, interest rate futures, foreign currency futures and related options on such futures, a Portfolio will be required to deposit as "initial margin" an amount of cash or short-term government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

         LIMITATIONS ON PURCHASE OF OPTIONS. The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed 15% of a Portfolio's assets. The Adviser intends to limit a Portfolio's writing of over-the-counter options in accordance with the following procedure. Each Portfolio intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which a Portfolio has in place with such primary dealers will provide that the Portfolio has the absolute right to repurchase an option it writes at any time, at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula also may include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. A Portfolio will treat all or a part of the formula price as illiquid for purposes of the 15% test imposed by the SEC staff.

GUARANTEED INVESTMENT CONTRACTS

         Guaranteed Investment Contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by a highly rated insurance company. Pursuant to such contracts, a Portfolio may make cash contributions to a deposit portfolio of the insurance company's general or separate accounts. The insurance company then credits to such Portfolio guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit portfolio. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

         A Portfolio will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable, or transferable, without the permission of the issuing insurance company, and an active secondary market in GICs does not currently exist. Also, a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.

ILLIQUID SECURITIES

         The Portfolios may invest up to 15% of their net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. Certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists.

INTEREST RATE TRANSACTIONS

         Among the strategic transactions into which a Portfolio may enter are interest rate swaps and the purchase or sale of related caps and floors. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. The Portfolios intend to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

         A Portfolio will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument), with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. In as much as these swaps, caps and floors are entered into for good faith hedging purposes, the Adviser and the Portfolios believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the borrowing restrictions. A Portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's, has an equivalent rating from a Nationally Recognized Statistical Rating Organization ("NRSRO") or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

         With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligation, if any.

LOWER RATED DEBT SECURITIES

         The yields on lower rated debt and comparable unrated fixed-income securities generally are higher than the yields available on higher rated securities. However, investments in lower rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and, (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Portfolio with a commensurate effect on the value of the Portfolio's shares.

         The market prices of lower rated securities may fluctuate more than higher rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

         Since the risk of default is higher for lower rated securities, the Adviser will try to minimize the risks inherent in investing in lower rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.

         Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Portfolio's policies regarding lower rated debt securities is not fundamental and may be changed at any time without shareholder approval.

         While the market values of lower rated debt and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower rated debt and comparable unrated securities may diminish a Portfolio's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and, (b) sell the securities at fair value either to meet redemption requests or, to respond to changes in the economy or in financial markets.

         Fixed income securities, including lower rated debt securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Portfolio. If an issuer exercises these rights during periods of declining interest rates, a Portfolio may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Portfolio.

         The market for certain lower rated debt and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

OPTIONS ON CURRENCIES

         The International Growth Portfolio may purchase and sell options on currencies to hedge the value of securities the Portfolio holds or intends to buy. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter.

REAL ESTATE INVESTMENT TRUSTS

         A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

         REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended.

REPURCHASE AGREEMENTS

         The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Trust's Custodian, or a Sub-Custodian, in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Trust under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

         At the time a Portfolio enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Portfolios do not establish and maintain a segregated account (as described above). In addition, some or all of the proceeds received by a Portfolio from the sale of a portfolio instrument may be applied to the purchase of a repurchase agreement. To the extent the proceeds are used in this fashion and a common broker/dealer is the counterparty on both the reverse repurchase agreement and the repurchase agreement, the arrangement might be recharacterized as a swap transaction. Under the requirements of the 1940 Act, the Portfolios are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, a Portfolio's asset coverage and other factors at the time of a reverse repurchase, the Portfolio may not establish a segregated account when the Adviser believes it is not in the best interests of the Portfolio to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

RISK FACTORS ASSOCIATED WITH FUTURES AND OPTIONS TRANSACTIONS

         The effective use of options and futures strategies depends on, among other things, a Portfolio's ability to terminate options and futures positions at times when the Adviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless the Adviser believes that a liquid secondary market exists for such option or future, there is no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. A Portfolio generally expects that its options and futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges. In certain instances, however, a Portfolio may purchase and sell options in the over-the-counter market. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

         Options and futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these types of transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of a Portfolio diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

         In addition to certain risk factors described above, the following sets forth certain information regarding the potential risks associated with the Portfolios' futures and options transactions.

         RISK OF IMPERFECT CORRELATION. A Portfolio's ability to effectively hedge all or a portion of its portfolio through transactions in futures, options on futures or options on stock indices depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the relevant portion of the Portfolio's securities. If the values of the securities being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Portfolio might not be successful and the Portfolio could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the Portfolio securities. In such instances, a Portfolio's overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. A Portfolio would, however, effect transactions in such futures or options only for hedging purposes.

         The trading of futures and options on indices involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that a Portfolio will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Portfolio.

         A Portfolio will purchase or sell futures contracts or options only if, in the Adviser's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Portfolio's portfolio for the hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.

         POTENTIAL LACK OF A LIQUID SECONDARY MARKET. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Portfolio to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Portfolio will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Portfolio, which could require the Portfolio to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on a Portfolio's ability effectively to hedge its securities, or the relevant portion thereof.

         The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         RISK OF PREDICTING INTEREST RATE MOVEMENTS. Investments in futures contracts on fixed income securities and related indices involve the risk that if the Adviser's investment judgment concerning the general direction of interest rates is incorrect, a Portfolio's overall performance may be poorer than if it had not entered into any such contract. For example, if a Portfolio has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its bonds which have been hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

         TRADING AND POSITION LIMITS. Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Portfolios' investments.

         REGULATIONS ON THE USE OF FUTURES AND OPTIONS CONTRACTS. Regulations of the CFTC require that the Portfolios enter into transactions in futures contracts and options thereon for hedging purposes only, in order to assure that they are not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of investment securities held by a Portfolio, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for a Portfolio, and accrued profits on such positions. In addition, a Portfolio may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the Portfolio's total assets.

         When a Portfolio purchases a futures contract, an amount of cash, cash equivalents or high quality debt securities will be segregated with the Portfolio's Custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

         The Portfolios may be limited by the current Federal income tax requirement that a Portfolio derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months. The Portfolios' ability to engage in the hedging transactions described herein may limit their ability to engage in such transactions in response to the policies and concerns of various Federal and state regulatory agencies. Such policies may be changed by vote of the Board of Trustees.

SECURITIES LENDING

         To increase return on portfolio securities, certain of the Portfolios may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, an irrevocable letter of credit issued by (i) a U.S. bank that has total assets exceeding $1 billion and that is a member of the Federal Deposit Insurance Corporation, or (ii) a foreign bank that is one of the 75 largest foreign commercial banks in terms of total assets, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Portfolio involved exceeds 33% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks. Pursuant to the securities loan agreement a Portfolio is able to terminate the securities loan upon notice of not more than five business days and thereby secure the return to the Portfolio of securities identical to the transferred securities upon termination of the loan.

SHORT SALES

         As described in the Prospectus, certain Portfolios may from time to time enter into short sales transactions. A Portfolio will not make short sales of securities nor maintain a short position unless at all times when a short position is open, such Portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Such short sales will be used by a Portfolio for the purpose of deferring recognition of gain or loss for Federal income tax purposes.

SPECIAL SITUATIONS

         As described in the Prospectus, certain Portfolios may invest in "special situations." A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although a large and well known company may be involved, special situations more often involve a comparatively small or unseasoned company. Investments in unseasoned company and special situations often involve much greater risk than is inherent in ordinary investment securities.

STAND-BY COMMITMENTS

         The Portfolios may acquire "stand-by commitments" with respect to municipal securities held in their portfolios. Under a "stand-by commitment," a dealer agrees to purchase from a Portfolio, at a Portfolio's option, specified municipal securities at a specified price. Stand-by commitments are exercisable by a Portfolio at any time before the maturity of the underlying municipal securities, and may be sold, transferred, or assigned by a Portfolio only with the underlying instruments.

         A Portfolio's right to exercise stand-by commitments will be unconditional and unqualified. A stand-by commitment will not be transferable by a Portfolio, although the Portfolio could sell the underlying municipal securities to a third party at any time. Until a Portfolio exercises its stand-by commitment, it owns the securities in its portfolio which are subject to the stand-by commitment.

         The Portfolios expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio may pay for a stand-by commitment either separately in cash, or by paying a higher price for the security being acquired which will be subject to the commitment (thus reducing the yield to maturity otherwise available for the same security). When a Portfolio pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by that Portfolio.

         Each Portfolio intends to enter into stand-by commitments only with banks and broker/dealers which, in the Adviser's opinion, present minimal credit risks. In evaluating the credit worthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

         The Portfolios would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments acquired by a Portfolio will be valued at zero in determining net asset value. A Portfolio's reliance upon the credit of these dealers, banks, and broker/dealers will be secured by the value of the underlying municipal securities that are subject to the commitment. Thus, the risk of loss to a Portfolio in connection with a "stand-by commitment" will not be qualitatively different from the risk of loss faced by a person that is holding securities pending settlement after having agreed to sell the securities in the ordinary course of business.

VARIABLE- AND FLOATING-RATE INSTRUMENTS

         The Portfolios may purchase variable-rate and floating-rate obligations as described in the Prospectus. If such instrument is not rated, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable-rate demand instrument issued or guaranteed by the U.S. Government, or an agency or instrumentality thereof, will be deemed to have a maturity equal to the period remaining until the obligations next interest rate adjustment. Other variable-rate obligations will be deemed to have a maturity equal to the longer of, the period remaining to the next interest rate adjustment, or the time a Portfolio can recover payment of principal as specified in the instrument.

         The variable- and floating-rate demand instruments that the Portfolios may purchase include participations in municipal securities purchased from and owned by financial institutions, primarily banks. Participation interests provide a Portfolio with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed 30 days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Portfolios. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS

         A Portfolio may agree to purchase securities on a when-issued basis or enter into a forward commitment to purchase securities. When a Portfolio engages in these transactions, its Custodian will segregate cash, U.S. Government securities or other high quality debt obligations equal to the amount of the commitment. Normally, the Custodian will segregate portfolio securities to satisfy a purchase commitment, and in such a case a Portfolio may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Portfolio's commitment. Because a Portfolio will segregate cash or liquid assets to satisfy its purchase commitments in the manner described, the Portfolio's liquidity and ability to manage its portfolio might be adversely affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Portfolio's Custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

         A Portfolio will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a capital gain or loss.

         When a Portfolio engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Portfolio starting on the date the Portfolio agrees to purchase the securities. The Portfolio does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Portfolio makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Portfolio's assets. Fluctuations in the value of the underlying securities are not reflected in the Portfolio's net asset value as long as the commitment remains in effect.

                                 NET ASSET VALUE
                                 ---------------

PURCHASES AND REDEMPTIONS

         See "About Your Investment--How To Buy Shares" and "About Your Investment--How To Redeem Shares" in the Prospectus for a complete description of the manner in which shares may be purchased and redeemed.

NET ASSET VALUE DETERMINATION

         Shares of each Portfolio are sold at their respective net asset value next determined after the receipt of the purchase order, Participating Insurance Companies may at any time redeem all or a portion of their shares at the next determined net asset value following receipt of a redemption order.

         The net asset value per share of each of the Portfolios is determined at the times and in the manner described in the Prospectus.

         A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the Nasdaq National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the Nasdaq National Market System is valued at the last sales price on the valuation date.

         Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's Officers in a manner specifically authorized by the Board of Trustees of the Trust. Short-term obligations having 60 days or less to maturity are valued at amortized cost, which approximates market value.

         Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the shares of a Portfolio are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Trustees.

         For purposes of determining the net asset value per share of the International Growth Portfolio, all assets and liabilities of the International Growth Portfolio initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and ask prices of such currencies against U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

         The Trust may redeem shares involuntarily to reimburse the Portfolios for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares as provided in the Prospectus from time to time. The Trust also may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of the Trust's responsibilities under the 1940 Act.

         The right of redemption may be suspended, or the date of payment postponed, when (a) trading on the New York Stock Exchange is restricted, as determined by applicable rules and regulations of the SEC, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings,
(c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposal of portfolio securities or the valuation of the net assets of a Portfolio of the Trust not reasonably practicable. The Exchange is closed for business on New Years Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Veterans Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank observes the following holidays: New Years Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day.



                              DESCRIPTION OF SHARES
                              ---------------------

DESCRIPTION OF SHARES OF THE TRUST

         Nations Annuity Trust, an open-end, management investment company, was organized as a Delaware business trust on November 24, 1997. As of the date of this SAI, the Trust's Board of Trustees has authorized the issuance of eight Portfolios, each representing an unlimited number of beneficial interests -- Nations Balanced Assets Portfolio, Nations Disciplined Equity Portfolio, Nations International Growth Portfolio, Nations Managed Index Portfolio, Nations Managed SmallCap Index Portfolio, Nations Marsico Focused Equities Portfolio, Nations Marsico Growth & Income Portfolio and Nations Value Portfolio -- and the Board of Trustees may, in the future, authorize the creation of additional investment portfolios or classes of shares.

         The Board of Trustees may classify or reclassify any unissued shares of a Trust into shares of any class, classes or Portfolio in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares and, pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any Portfolio or class. Any such classification or reclassification will comply with the provisions of the 1940 Act. Fractional shares shall have the same rights as full shares to the extent of their proportionate interest.

         All shares of a Portfolio have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Portfolio's fundamental investment policy would be voted upon only by shareholders of the Portfolio involved. Additionally, approval of an advisory contract is a matter to be determined separately by Portfolio. Approval by the shareholders of one Portfolio is effective as to that Portfolio whether or not sufficient votes are received from the shareholders of the other Portfolios to approve the proposal as to those Portfolios. As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Portfolio, means the vote of the lesser of (i) 67% of the shares of the Portfolio represented at a meeting if the shareholders of more than 50% of the outstanding interests of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. The term "majority," when referring to the approvals to be obtained from shareholders of Nations Annuity Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the shareholders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one votE for each full share held and fractional votes for fractional shares held.

         The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee, or Trustees, if requested in writing by the shareholders of at least 10% of the Trust's outstanding voting shares, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

         Each share of a Portfolio represents an equal proportional interest in the Portfolio with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Portfolio, as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of Nations Annuity Trust, shareholders of a Portfolio are entitled to receive the assets attributable to the Portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular Portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

         Shareholders are not entitled to any preemptive rights. All shares, when issued as described in the Prospectus, will be fully paid and non-assessable by the Trust.

         Net income for dividend purposes consists of (i) interest accrued and original issue discount earned on the Portfolio's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Portfolio and the general expenses of Nations Funds prorated to the Portfolio on the basis of its relative net assets.

                     ADDITIONAL INFORMATION CONCERNING TAXES
                     ---------------------------------------

         The following information supplements and should be read in conjunction with the Prospectus section entitled "About Your Investment--Tax Information." The Prospectus of the Portfolios generally describes generally the tax treatment of the Portfolios and their shareholders. This section of the SAI includes additional information concerning Federal income taxes.

GENERAL

         The Trust intends to qualify each Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as long as such qualification is in the best interest of the Portfolio's shareholders. Each Portfolio will be treated as a separate entity for Federal income tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied separately to each Portfolio, rather than to the Trust as a whole. In addition, net capital gain, net investment income, and operating expenses will be determined separately for each Portfolio. As a regulated investment company, each Portfolio will not be subject to Federal income tax on its net investment income and net capital gain distributed to its shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that (a) each Portfolio derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Portfolio diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Portfolio's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies) or in two or more issuers which the Portfolio controls and which are determined to be engaged in the same or similar trades or businesses.

         The Portfolios must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (which, for this purpose, includes net short-term capital gains) earned in each taxable year. Although a Portfolio must ordinarily make such distributions during the taxable year in which it realized the net investment income, in certain circumstances, the Portfolio may make such distributions in the following taxable year. Furthermore, distributions declared to a shareholder of record in a day in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Portfolios intend to pay out substantially all of their net investment income and any net realized capital gains for each year.

EXCISE TAX

         A 4% nondeductible excise tax will be imposed on each Portfolio to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Portfolio intends to actually or be deemed to distribute substantially all of its net investment income and net capital gain by the end of each calendar year and, thus, expects not to be subject to the excise tax.

TAXATION OF PORTFOLIO INVESTMENTS

         Except as provided herein, gains and losses on the sale of portfolio securities by a Portfolio will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Portfolio for more than one year at the time of disposition of the securities.

         Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Portfolio at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Portfolio held the debt obligation.

         If an option granted by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, such Portfolio will subtract the premium received from its cost basis in the securities purchased.
         The amount of any gain or loss realized by a Portfolio on closing out a regulated futures contract will generally result in a realized capital gain or loss for Federal income tax purposes. Regulated futures contracts held at the end of each fiscal year will be required to be "marked to market" for Federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, will generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

         Under Section 988 of the Code, a Portfolio will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio debt securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Portfolios will attempt to monitor Section 988 transactions, where applicable, to avoid adverse tax impact.

         Offsetting positions held by a regulated investment Company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a regulated investment company were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

         If a Portfolio enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Portfolio must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Portfolio enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or
(iii) a futures or forward contract.

         If a Portfolio purchases shares in a "passive foreign investment company" ("PFIC"), the Portfolio may be subject to Federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Portfolio's disposition of its PFIC shares. If a Portfolio invests in a PFIC, the Portfolio intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Portfolio will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Portfolio will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Portfolio as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Portfolio will not be subject to Federal income tax or the interest charge with respect to its interest in the PFIC.

         Income and dividends received by the Portfolios from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

TAXATION OF A SEPARATE ACCOUNT OF A PARTICIPATING INSURANCE COMPANY

         Under the Code, the investments of a segregated asset account, such as the separate accounts of the Participating Insurance Companies, must be "adequately diversified" in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment on such annuities or policies generally afforded holders of annuities or life insurance policies.

         In general, the investments of a segregated asset account are considered "adequately diversified" only if (i) no more than 55% of the value of the total assets of the account is represented by any one investment; (ii) no more than 70% of the value of the total assets of the account is represented by any two investments; (iii) no more than 80% of the value of the total assets of the account is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the account is represented by any four investments. In general, all securities of the same issuer are treated as a single investment. However, Treasury Regulations provide a "look-through rule" with respect to a segregated asset account's investments in a regulated investment company for purposes of the applicable diversification requirements, provided certain conditions are satisfied by the regulated investment company. In particular, if the beneficial interests in the regulated investment company are held by one or more segregated asset accounts of one or more insurance companies, and if public access to such regulated investment company is available exclusively through the purchase of a variable contract, then a segregated asset account's beneficial interest in the regulated investment company is not treated as a single investment. Instead, a pro rata portion of each asset of the regulated investment company is treated as an asset of the segregated asset account.

         Each Portfolio intends to satisfy the relevant conditions at all times, thereby enabling the investment of the corresponding separate accounts to qualify as "adequately diversified" investments. Accordingly, each separate account of the Participating Insurance Companies will be able to treat its interests in a Portfolio as ownership of a pro rata portion of each asset of the Portfolio, such that holders of the variable annuity contracts or variable life insurance policies underlying the separate account will be subject to the favorable Federal income tax treatment under the Code.

         For information concerning the Federal income tax consequences for the holders of variable annuity contracts and variable rate insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies and should consult their own tax advisors.

FEDERAL INCOME TAX RATES

         As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

OTHER MATTERS

         Investors should be aware that the investments to be made by the Portfolio may involve sophisticated tax rules that may result in income or gain recognition by the Portfolio without corresponding current cash receipts. Although the Portfolio will seek to avoid significant noncash income, such noncash income could be recognized by the Portfolio, in which case the Portfolio may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

         The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Portfolio. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state, local or foreign taxes.

                              TRUSTEES AND OFFICERS
                              ---------------------

         The Trustees and Executive Officers of the Trust and their principal occupations during the last five years are set forth below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Those Trustees who are "interested persons" of the Trust (as defined in the 1940
Act) are indicated by an asterisk(*).






NAME ADDRESS AND AGE                                                              PRINCIPAL OCCUPATIONS
--------------------                                                              DURING PAST 5 YEARS
                                                        POSITION WITH             AND CURRENT
                                                          THE TRUST               DIRECTORSHIPS
                                                        -------------             -----------------------
Edmund L. Benson, III, 60                                  Trustee                Director, President and
Saunders & Benson, Inc.                                                           Treasurer, Saunders & Benson,
728 East Main Street                                                              Inc. (Insurance); Trustee,
Suite 400                                                                         Nations Institutional Reserves,
Richmond, VA 23219                                                                Nations Fund Trust and Nations
                                                                                  Annuity Trust; Director, Nations
                                                                                  Fund, Inc., Nations LifeGoal
                                                                                  Funds, Inc., and Nations Fund
                                                                                  Portfolios, Inc.


James Ermer, 55                                            Trustee                Senior Vice President- Finance,
13705 Hickory Nut Point                                                           CSX Corporation (transportation
Midlothian, VA  23112                                                             and natural resources); Director,
                                                                                  National Mine Service; Director,
                                                                                  Lawyers Title Corporation; Trustee,
                                                                                  Nations Institutional Reserves,
                                                                                  Nations Fund Trust and Nations
                                                                                  Annuity Trust; Director, Nations
                                                                                  Fund, Inc., Nations LifeGoal Funds,
                                                                                  Inc., and Nations Fund Portfolios,
                                                                                  Inc.
                                       31


William H. Grigg, 65                                       Trustee                Chairman Emeritus, Duke Power
Duke Power Co.                                                                    Co., since July, 1997; April 1994
422 South Church Street                                                           to July 1997, Chairman and Chief
PB04G                                                                             Executive Officer; November 1991
Charlotte, NC  28242-0001                                                         to April 1994, Vice Chairman,
                                                                                  from April 1988 to November 1991,
                                                                                  Executive Vice President --
                                                                                  Customer Group, Director, Coltec
                                                                                  Industries, Hatteras Income Securities,
                                                                                  Inc., Nations Government Income Term
                                                                                  Trust 2003, Inc., Nations Government
                                                                                  Income Term Trust 2004, Inc.,
                                                                                  Nations Balanced Target Maturity
                                                                                  Fund, Inc., Nations Fund, Inc.,
                                                                                  Nations LifeGoal Funds, Inc. and
                                                                                  Nations Fund Portfolios, Inc.;
                                                                                  Trustee, Nations Institutional
                                                                                  Reserves, Nations Fund Trust and
                                                                                  Nations Annuity Trust.

Thomas F. Keller, 66                                       Trustee                R.J. Reynolds Industries Professor
School of Business                                                                of Business Administration and former
P.O. Box 90120                                                                    Dean, Fuqua School of Business, Duke
Duke University                                                                   University; Director, LADD Furniture,
Durham, NC 27708                                                                  Inc.; Director, Wendy's International
                                                                                  Inc., American Business Products,
                                                                                  Dimon Inc., Biogen, Inc., Hatteras
                                                                                  Income Securities, Inc., Nations
                                                                                  Government Income Term Trust 2003, Inc.,
                                                                                  Nations Government Income Term Trust
                                                                                  2004, Inc., Nations Balanced Target
                                                                                  Maturity Fund, Inc., Nations Fund,
                                                                                  Inc., Nations LifeGoal Funds, Inc.,
                                                                                  and Nations Fund Portfolios, Inc.;
                                                                                  Trustee, Nations Institutional Reserves,
                                                                                  Nations Fund Trust, Nations Annuity
                                                                                  Trust, the Mentor Funds, Mentor
                                                                                  Institutional Trust, Cash Resource
                                                                                  Trust.

Carl E. Mundy, Jr., 62                                     Trustee                Commandant, United States Marine Corps,
9308 Ludgate Drive                                                                from July 1991 to July 1995; Commanding
Alexandria, VA  22309                                                             General, Marine Forces Atlantic, from
                                                                                  June 1990 to June 1991; Director, Nations
                                                                                  Fund, Inc., Nations LifeGoal Funds, Inc.,
                                                                                  and Nations Fund Portfolios, Inc.; Trustee,
                                                                                  Nations Institutional Reserves, Nations
                                                                                  Fund Trust and Nations Annuity Trust.

James B. Sommers*, 58                                      Trustee                President, NationsBank Trust, from January
237 Cherokee Road                                                                 1992 to September 1996; Executive Vice
Charlotte, NC  28207                                                              President, NationsBank Corporation, from
                                                                                  January 1992 to May 1997; Principal,
                                                                                  Bainbridge & Associates; Partner, Villa
                                                                                  LLC; Chairman, Central Piedmont Community
                                                                                  College Foundation; Trustee, Central
                                                                                  Piedmont Community College; Board of
                                                                                  Commissioners, Charlotte/Mecklenberg
                                                                                  Hospital Authority; Director, Nations
                                                                                  Fund, Inc., Nations Fund Portfolios, Inc.
                                                                                  and Nations LifeGoal Funds, Inc.; Trustee,
                                                                                  Nations Institutional Reserves, Nations
                                                                                  Fund Trust and Nations Annuity Trust.


A. Max Walker*, 75                                    President, Trustee and      Financial consultant; Formerly, President,
4580 Windsor Gate Court                               Chairman of the Board       A. Max Walker, Inc.; Director and Chairman
Atlanta, GA 30342                                                                 of the Board, Hatteras Income


                                       32


                                                                                  Securities, Inc., Nations Government
                                                                                  Income Term Trust 2003, Inc., Nations
                                                                                  Government Income Term Trust 2004, Inc.,
                                                                                  Nations Balanced Target Maturity Fund, Inc.,
                                                                                  Nations Fund, Inc., Nations LifeGoal Funds,
                                                                                  Inc., and Nations Fund Portfolios, Inc.;
                                                                                  President and Chairman of the Board of
                                                                                  Trustees, Nations Institutional Reserves,
                                                                                  Nations Fund Trust and Nations Annuity
                                                                                  Trust.

Charles B. Walker, 59                                      Trustee                Since 1989, Director, Executive Vice President,
Ethyl Corporation                                                                 Chief Financial Officer and Treasurer,
330 South Fourth Street                                                           Ethyl Corporation (chemicals, plastics,
Richmond, VA 23219                                                                and aluminum manufacturing); since 1994,
                                                                                  Vice Chairman, Ethyl Corporation and
                                                                                  Vice Chairman, Chief Financial Officer
                                                                                  and Treasurer, Albemarle Corporation,
                                                                                  Director, Nations Fund, Inc., Nations
                                                                                  LifeGoal Funds, Inc, and Nations Fund
                                                                                  Portfolios, Inc.; Trustee, Nations
                                                                                  Institutional Reserves, Nations Fund Trust
                                                                                  and Nations Annuity Trust.

Thomas S. Word, Jr.*, 59                                   Trustee                Partner, McGuire Woods Battle &
McGuire, Woods, Battle & Boothe                                                   Boothe (law); Director, Vaughan
One James Center                                                                  Bassett Furniture Trust, Director
Richmond, VA  23219                                                               VB Williams Furniture Trust, Inc.;
                                                                                  Director, Nations Fund, Inc., Nations
                                                                                  LifeGoal Funds, Inc., and Nations Fund
                                                                                  Portfolios Inc.; Trustee, Nations
                                                                                  Institutional Reserves, Nations Fund
                                                                                  Trust and Nations Annuity Trust.

Richard H. Blank, Jr., 41                                 Secretary               Since 1994, Vice President of
Stephens Inc.                                                                     Mutual Fund Services, Stephens
                                                                                  Inc. 1990 to 1994, Manager Mutual
                                                                                  Portfolio Services, Stephens Inc.
                                                                                  1983 to 1990, Associate in
                                                                                  Corporate Finance Department,
                                                                                  Stephens Inc.; Secretary, Nations
                                                                                  Institutional Reserves, Nations
                                                                                  Fund Trust,  Nations Annuity
                                                                                  Trust, Nations Fund, Inc.,
                                                                                  Nations LifeGoal Funds, Inc., and
                                                                                  Nations Fund Portfolios, Inc.

Michael W. Nolte, 36                                 Assistant Secretary          Associate, Financial Services
Stephens Inc.                                                                     Group of Stephens Inc.


Louise P. Newcomb, 45                                Assistant Secretary          Corporate Syndicate Associate,
Stephens Inc.                                                                     Stephens Inc.

James E. Banks, 41                                   Assistant Secretary          Since 1993, Attorney, Stephens
Stephens Inc.                                                                     Inc.; Associate Corporate Counsel,
                                                                                  Federated Investors; from 1991 to
                                                                                  1993, Staff Attorney, Securities and
                                                                                  Exchange Commission from 1988 to
                                                                                  1991

Richard H. Rose, 42                                       Treasurer               Since 1994, Vice President, Division
First Data Investor Services Group, Inc.                                          Manager, First Data Investor Services
(formerly, The Shareholder Services Group,                                        Group, Inc. since 1988, Senior Vice
Inc.)                                                                             President, The Boston Company
One Exchange Place                                                                Advisors. Inc.; Treasurer, Nations
Boston, MA 02109                                                                  Institutional Reserves, Nations Fund
                                                                                  Trust, Nations Annuity Trust, Nations
                                                                                  Fund, Inc., Nations LifeGoal Funds, Inc.,
                                                                                  and Nations Fund Portfolios, Inc.

Steven Levy, 32                                      Assistant Treasurer          Since 1997, Vice President of Fund
First Data Investor Services Group, Inc.                                          Accounting, First Data Investor Services

                                       33


(formerly, The Shareholder Services Group,                                        Group, Inc.; Prior to 1997, Investment
Inc.)                                                                             Operations Manager, Franklin Templeton
One Exchange Place                                                                Group and Assistant Vice President of Fund
Boston, MA 02109                                                                  Accounting, Scudder Stevens and Clark, Inc.


         Mr. Rose serves as Treasurer to certain other investment companies for which First Data Investors Services Group, Inc. (the "Co-Administrator"), or its affiliates serve as Sponsor, Distributor, Administrator and/or Adviser.

         Each Trustee of the Trust is also a Trustee of Nations Fund Trust and Nations Institutional Reserves and a Director of Nations Fund, Inc., Nations Fund Portfolios, Inc., and Nations LifeGoal Funds, Inc. each a registered investment company that is part of the Nations Funds Family. Richard H. Blank, Jr., Richard H. Rose, Steven Levy, Michael W. Nolte, Louise P. Newcomb and James
E. Banks. Jr. also are Officers of Nations Fund Trust, Nations Institutional Reserves, Nations Fund Portfolios, Inc., Nations Fund, Inc. and Nations LifeGoal Funds, Inc.

         Each Trustee receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Portfolio of the Trust, plus (ii) a fee of $1,000 for attendance at each "in-person" meeting of the Board of Trustees (or committee thereof). All Trustees receive reimbursements for expenses related to their attendance at meetings of the Board of Trustees. Officers receive no direct remuneration in such capacity from the Trust. No person who is an Officer, Trustee, or employee of NationsBank or its affiliates serves as an Officer, Trustee or employee of the Trust. As of the date of this SAI, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of each of the Portfolios.

         The Trust has adopted a Code of Ethics which, among other things, prohibits each access person of the Trust, from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Portfolio, or (ii) was being purchased or sold by a Portfolio. For purposes of the Code of Ethics, an access person means (i) a Trustee or Officer of the Trust, (ii) any employee of the Trust (or any Trust in a control relationship with the Trust) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by the Trust, and (iii) any natural person in a control relationship with the Trust who obtains information concerning recommendations made to the Trust regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to the Trust any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the Code of Ethics generally requires that the Trust's access persons, other than its "disinterested" Trustees, submit reports to the Trust's designated compliance person regarding transactions involving securities which are eligible for purchase by a Portfolio.

NATIONS FUNDS RETIREMENT PLAN

         Under the terms of the Nations Funds Retirement Plan for Eligible Trustees (the "Retirement Plan"), each Trustee may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Retirement Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the open-end investment companies advised by the Adviser. If a Trustee retires before reaching age 65, no benefits are payable. Each eligible Trustee is entitled to receive an annual benefit from the Portfolios commencing on the first day of the calendar quarter coincident with or next following his/her date of retirement equal to 5% of the aggregate Trustee's fees payable by the Portfolios during the calendar year in which the Trustee's retirement occurs multiplied by the number of years of service (not in excess of ten years of service), completed with respect to any of the Portfolios. Such benefit is payable to each eligible Trustee in quarterly installments for a period of no more than five years. If an eligible Trustee dies after attaining age 65, the Trustee's surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the Trustee if he or she had not died. The Retirement Plan is unfunded. The benefits owed to each Trustee are unsecured and subject to the general creditors of the Portfolios.

NATIONS FUNDS DEFERRED COMPENSATION PLAN

         Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan"), each Trustee may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the Trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment Portfolios. Distributions from the deferring Trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the date the deferring Trustee's retirement benefits commence under the Retirement Plan. The Board of Trustees, in its sole discretion, may accelerate or extend such payments after a Trustee's termination of service. If a deferring Trustee dies prior to the commencement of the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his/her designated beneficiary in a lump sum as soon as practicable after the Trustee's death. If a deferring Trustee dies after the commencement of such distribution, but prior to the complete distribution of his or her deferral account, the balance of the amounts credited to his or her deferral account will be distributed to the designated beneficiary over the remaining period during which such amounts were distributable to the Trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring Trustees have the status of unsecured creditors of the Portfolios from which they are deferring compensation.

                                                  COMPENSATION TABLE


                                     AGGREGATE          PENSION OR RETIREMENT
                                 COMPENSATION FROM    BENEFITS ACCRUED AS PART    ESTIMATED ANNUAL   TOTAL COMPENSATION FROM
        NAME OF PERSON                  THE                 OF PORTFOLIO           BENEFITS UPON          REGISTRANT AND PORTFOLIO
         POSITION (1)                TRUST (2)                EXPENSES               RETIREMENT             COMPLEX (3)(4)
         ------------                ---------                --------               ----------             --------------
Edmund L. Benson, III,                 $4,894.39               $23,368.92            $11,535.67             $84,042.84
Trustee                                                                                                    (50% Def'd)

James Ermer                             8,085.49                23,368.92            11,535.67               46,716.94
Trustee

William H. Grigg                            0.00                23,368.92            11,535.67              115,933.25
Trustee                                                                                                    (100% Def'd)

Thomas F. Keller                          178.90                23,368.92            11,535.67              124,575.75
Trustee                                                                                                    (100% Def'd)

Carl E. Mundy, Jr.                      9,679.25                23,368.92            11,535.67               52,092.00
Trustee

James Sommers                               0.00                     0.00               0.00                      0.00
Trustee

A. Max Walker                          11,486.99                23,368.99            11,535.67               75,322.94
Chairman of the Board

Charles B. Walker                       9,215.83                23,368.92            11,535.67               51,238.33
Trustee

Thomas S. Word                            417.01                23,368.92            11,535.67              118,926.66
Trustee                                                                                                    (100% Def'd)

                                      $43,957.85              $186,951.37            $92,285.34            $668,848.71
                                      ==========              ===========            ==========            ===========

         (1) All Trustees receive reimbursements for expenses related to their attendance at meetings of the Board of Trustees. Officers of the Trust receive no direct remuneration in such capacity from the Trust.

         (2) Each Trustee receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Portfolio of the Trust, plus (ii) a fee of $1,000 for attendance at each "in-person" meeting of the Board of Trustees (or Committee thereof) and $500 for attendance at each other meeting of the Board of Trustees (or Committee thereof).

         (3) Messrs. Grigg, Keller and A.M. Walker receive compensation from nine investment companies, including the Trust, that are deemed to be part of the Nations Funds "fund complex," as that term is defined under Rule 14a-101 of the Securities Exchange Act of 1934, as amended. Messrs. Benson, Ermer, C. Walker, Mundy and Word receive compensation from six investment companies, including the Trust, deemed to be part of the fund complex.

         (4) Total compensation amounts include deferred compensation (including interest) payable to or accrued for the following Trustees: Edmund L. Benson, III ($55,652.78); William H. Grigg ($102,683.25); Thomas F. Keller ($110,610.14); and Thomas S. Word ($114,008.63).

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Delaware law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

         The Declaration of Trust states further that no Trustee, Officer, or Agent of the Trust shall be personally liable for, or on account of, any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust estate or the conduct of any business of the Trust; nor shall any Trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties as Trustee. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the Trust property for payment.

         With the exceptions stated, the Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he/she may be threatened by reason of his or her being or having been a Trustee, and that the Trustees have the power, but not the duty, to indemnify Officers and employees of the Trust unless any such person would not be entitled to indemnification had he or she been a Trustee.

                  INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
              TRANSFER AGENCY AND SHAREHOLDER SERVICING AGREEMENTS

INVESTMENT ADVISER

         NBAI serves as investment adviser to the Portfolios of the Trust, pursuant to an Investment Advisory Agreement. Pursuant to an Investment Sub-Advisory Agreement entered into with the Trust, TradeStreet serves as investment sub-adviser to the Portfolios of the Trust except Nations International Growth Portfolio, Nations Marsico Focused Equities Portfolio and Nations Marsico Growth & Income Portfolio. Marsico serves as investment sub-adviser to Nations Marsico Focused Equities Portfolio and Nations Marsico Growth & Income Portfolio and Gartmore serves as investment sub-adviser to Nations International Growth Portfolio pursuant to respective

Sub-Advisory Agreements entered into with the Trust. All such agreements are effective as of February 25, 1998 for a period of two years from such date.

         For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of:

                          Fund                                       Percentage of Average Daily Net Assets
         Nations Balanced Assets Portfolio                                            .75%
         Nations Disciplined Equity Portfolio                                         .75%
         Nations International Growth Portfolio                                       .90%
         Nations Managed Index Portfolio                                              .50%
         Nations Managed SmallCap Index Portfolio                                     .50%
         Nations Marsico Focused Equities Portfolio                                   .85%
         Nations Marsico Growth & Income Portfolio                                    .85%
         Nations Value Portfolio                                                      .75%

         For the services provided pursuant to the Sub-Advisory Agreement, TradeStreet is entitled to receive from NBAI sub-advisory fees, computed daily and paid monthly, at the annual rates of:

                           Fund                                      Percentage of Average Daily Net Assets
         Nations Balanced Assets Portfolio                                            .25%
         Nations Disciplined Equity Portfolio                                         .25%
         Nations Managed Index Portfolio                                              .10%
         Nations Managed SmallCap Index Portfolio                                     .10%
         Nations Value Portfolio                                                      .25%

         For the services provided pursuant to the Sub-Advisory Agreement, Gartmore is entitled to receive from NBAI sub-advisory fees, computed daily and paid monthly at the annual rate of:

                           Fund                                      Percentage of Average Daily Net Assets
         Nations International Growth Portfolio                                       .70%

         For the services provided pursuant to the Sub-Advisory Agreement, Marsico is entitled to receive from NBAI sub-advisory fees, computed daily and paid monthly at the annual rate of:

                           Fund                                      Percentage of Average Daily Net Assets
         Nations Marsico Focused Equities Portfolio                                   .45%
         Nations Marsico Growth & Income Portfolio                                    .45%

         NBAI also serves as the investment adviser to Nations Fund, Inc., Nations Fund Trust, Nations Fund Portfolios, Inc., Nations Institutional Reserves and Nations LifeGoal Funds, Inc., each a registered investment company that is part of the Nations Funds Family. In addition, NBAI serves as the investment advisor to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the New York Stock Exchange. TradeStreet also serves as the investment sub-adviser to Nations Fund, Inc., Nations Fund Trust, Nations Life Goal Funds, Inc., Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc. Gartmore serves as investment sub-adviser to Nations Fund Portfolios, Inc. and additionally, serves as investment sub-adviser to Nations International Equity Fund, part of Nations Fund, Inc.

Marsico Capital serves as investment sub-adviser to Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund, part of Nations Fund Trust.

         NBAI and TradeStreet are each wholly owned subsidiaries of Nations Bank, N.A. ("NationsBank"), which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding trust organized as a North Carolina corporation. Gartmore is a joint venture structured as a Delaware general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank and Gartmore U.S. Limited, an indirect wholly owned subsidiary of Gartmore Investment Management plc ("Gartmore plc"), a publicly listed U.K. company. National Westminster Bank plc and affiliated parties (collectively, "NatWest) own 100% of the equity of Gartmore plc. Gartmore is a registered investment adviser in the United States and a member of the Investment Management Regulatory Organization Limited, a U.K. regulatory authority. The respective principal offices of NBAI, TradeStreet and Gartmore are located at One NationsBank Plaza, Charlotte, N.C. 28255. Marsico Capital Management, LLC is located at 1200 17th Street, Suite 1300, Denver, CO 80202.

         Since 1874, NationsBank and its predecessors have been managing money for foundations, universities, corporations, institutions and individuals. Today, NationsBank affiliates collectively manage in excess of $50 billion, including more than $27 billion in mutual fund assets. It is a company dedicated to a goal of providing responsible investment management and superior service. NationsBank is recognized for its sound investment approaches, which place it among the nation's foremost financial institutions. NationsBank and its affiliate organizations make available a wide range of financial services to over 14 million customer households through over 2500 banking and investment centers.

         Pursuant to the terms of the Investment Advisory Agreement and Sub-Advisory Agreements (at times, the "Advisory Agreements") with NBAI, TradeStreet, Gartmore and Marsico Capital, respectively, subject at all times to the control of the Trust's Board of Trustees and in conformance with the stated policies of each of the Trust, NBAI, TradeStreet, Gartmore and Marsico Capital each selects and manages the investments of the Portfolios. Each such advisory entity obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the respective Portfolios.

         The Advisory Agreements each provide that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties thereunder on the part of NBAI or TradeStreet, Gartmore or Marsico Capital, respectively, or any of their respective Officers, Directors, employees or agents, shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services thereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

         The Investment Advisory Agreement with NBAI shall become effective with respect to a Portfolio when approved in accordance with the 1940 Act, and if so approved shall continue in effect for an initial term of two years, and shall thereafter continue from year to year, provided that such continuation of the Agreement is specifically approved at least annually by (a) (i) the Trust's Board of Trustees, or (ii) the vote of "a majority of the outstanding voting securities" of a Portfolio (as defined in Section 2(a)(42) of the 1940 Act), and
(b) the affirmative vote of a majority of the Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose. The respective Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Portfolio at any time without penalty by the Trust (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio) or by NBAI on 60 days' written notice.

         The Sub-Advisory Agreement with TradeStreet shall become effective with respect to the respective Portfolios when approved in accordance with the 1940 Act, and if so approved shall continue in effect for an initial term of two years, and shall thereafter continue from year to year, provided that such continuation of the Agreement is specifically approved at least annually by (a)
(i) the Trust's Board of Trustees, or (ii) the vote of "a majority of the outstanding voting securities" of a Portfolio (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Portfolio at any time without penalty by the Trust (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio), or by NBAI, or by TradeStreet on 60 days' written notice.

         The Sub-Advisory Agreement with Gartmore with respect to Nations International Growth Portfolio shall become effective with respect to Nations International Growth Portfolio when approved in accordance with the 1940 Act, and if so approved shall continue in effect for an initial term of two years, and shall thereafter continue from year to year, provided such continuance is specifically approved at least annually by (a) (i) the Trust's Board of Trustees, or (ii) the vote of "a majority of the outstanding voting securities" of a Portfolio (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose. The Portfolio, NBAI or Gartmore may terminate the Sub-Advisory Agreement, on 60 days' written notice without penalty. The Sub-Advisory Agreement terminates automatically in the event of its "assignment," as defined in the 1940 Act.

         The Sub-Advisory Agreement with Marsico Capital with respect to Nations Marsico Focused Equities Portfolio and Nations Marsico Growth & Income Portfolio when approved in accordance with the 1940 Act, and if so approved shall continue in effect for an initial term of two years, and shall thereafter continue from year to year, provided such continuance is specifically approved at least annually by (a) (i) the Trust's Board of Trustees, or (ii) the vote of "a majority of the outstanding voting securities" of a Portfolio (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose. The respective Portfolios, NBAI or Marsico Capital may terminate the Sub-Advisory Agreement, on 60 days' written notice without penalty. The Advisory Agreement terminates automatically in the event of its "assignment," as defined in the 1940 Act.

         NBAI, TradeStreet, Gartmore or Marsico Capital may waive a portion of their fees; however, any such waiver may be discontinued at any time. As discussed under the caption "Expenses," NBAI, TradeStreet, Gartmore and Marsico Capital will be required to reduce their fees from the Portfolios, in direct proportion to the fees payable by the Portfolios to NBAI, TradeStreet, Gartmore, Marsico Capital and the Administrator, if the expenses of the Portfolios exceed the applicable expense limitation of any state in which the Portfolios' shares are registered or qualified for sale.

         In addition, the Adviser may pay out of its own assets, amounts to certain broker/dealers in connection with the provision of administrative and/or distribution related services to shareholders.

         The Advisory and Sub-Advisory Agreements were approved by the Board of Trustees, including a majority of Trustees who are not parties to such Agreements or "interest persons" at the December 9, 1997 Special Board Meeting.

INVESTMENT STYLES

      When you invest in any Portfolio in the Nations Funds Family, you can be assured your money is managed according to a disciplined investment style; one that remains constant regardless of particular styles coming in and out of favor. The Adviser believes this structured approach to managing portfolio securities may provide you with consistent performance over time. The Adviser uses various investment strategies during the process of constructing and managing the Portfolios. These strategies have been categorized into investment styles which consist of (i) the NationsBank Value Equity Style, (ii) the NationsBank Balanced Asset Style, (iii) the NationsBank Disciplined Equity Style and (iv) the International Growth Style. Investment styles described below relate to Nations Value, Disciplined Equity, Balanced Assets and International Growth Portfolios.

         NATIONSBANK VALUE EQUITY STYLE. The Value Portfolio is managed by the Adviser using the NationsBank Value Equity Style. The Value Equity Style investment philosophy is premised on the belief that a well diversified portfolio of undervalued companies exhibiting low price/earnings ratios will, over time outperform the market while incurring lower-than-market risk.

         This style utilizes a "bottom-up" approach to stock selection, focusing on well proven factors of fundamental valuation. A low price/earnings ratio and above market dividend yield are two of the biases which reduce market risk. A catalyst for earnings improvement is also one of this Style's requirements as it assists with the "timing" of the purchase of a particular company.

         Stock selection process begins with a team of 10 in-house research specialists aided by a computerized screening model. Starting with approximately a 2,000 company universe, stocks must first pass a rigorous screening process that selects only those companies that possess strong financial quality and a market capitalization greater than $500 million. This results in a universe of approximately 900 companies, representing all of the 54 major U.S. industries and approximately 10 economic sectors.

         A more sophisticated screening process is then applied to the 900 company universe. The companies are then ranked based on the following factor weightings:

         The top one-third, or approximately 300 companies, result in the final universe from which the industry specialists make initial selections for the Portfolio. To insure adherence to the discipline, price objectives (buy and sell prices) are set for each company purchased, based on sound fundamental analysis. A final diversified portfolio of approximately 65 issues is constructed by the Value Equity Style Group Senior Portfolio Managers working closely with in-house industry specialists, as well as expert Wall Street sources.

         In summary, the low price/earnings ratio, value discipline seeks to produce a well diversified portfolio of high quality companies, that over time, should outperform the market, thereby adding value while incurring below-market risk.

         NATIONSBANK BALANCED ASSET STYLE. The Balanced Assets Portfolio is managed by the Adviser using the NationsBank Balanced Asset Style. The NationsBank Balanced Asset Style investment philosophy is premised on the belief that a diversified portfolio of stocks, fixed income and money market securities will provide total investment return through a combination of growth of capital and current income consistent with preservation of capital.

         In order to pursue this goal, the Balanced Asset Style utilizes an asset allocation approach. Asset allocation is a process of allocating a portfolio's market value among major asset classes (equities, fixed income and cash equivalents). Different asset classes have unique return and risk characteristics. The principle behind asset allocations is that a diversified portfolio of equities, fixed income and cash equivalents with different return/risk characteristics will reduce overall portfolio risk in both up and down markets.

         The asset allocation process begins by making projections for stock, bond and cash returns and risk profiles. A computer data analysis identifies the highest expected return and measures it against the minimum return requirements for the balanced strategy. Recommendations are made to an Investment Policy Committee who reviews and approves asset class allocations.

         The stock, bond and asset allocation recommendations are then passed onto the Balanced Asset Group Senior Portfolio Managers who make the final investment decisions. The Portfolio Managers have the ability to change the portfolio's holdings to take advantage of changing market conditions, while seeking an optimal balance of income, stability and growth. Most stock investments will be made in trust with above average earnings and dividend prospects and overall financial market stability. All bond purchases will be investment grade or above. Cash instruments will provide liquidity.

         In summary, the Balanced Asset Style should provide total investment return through a combination of growth of capital and current income consistent with preservation of capital.

         NATIONSBANK DISCIPLINED EQUITY STYLE. The Disciplined Equity Portfolio is managed by the Adviser using the NationsBank Disciplined Equity Style. The NationsBank Disciplined Equity Style investment philosophy seeks to identify companies which offer future near-term earnings momentum.

         The Adviser pursues this investment philosophy through the use of a proprietary computerized tracking system (the "Alpha Model") which monitors the earnings per share estimates of approximately 3,000 Wall Street analysts, and through conventional securities analysis. In utilizing the computerized tracking system, the Adviser identifies a company with respect to which there has been a change in the consensus analyst estimate of earnings per share. The Adviser believes that such a change often signifies the beginning of a trend for the company, rather than an isolated occurrence, and that such trend ultimately will be reflected in the share price of the company. The Adviser then buys or sells stocks for the Portfolio based on the results of this analysis.

         In selecting stocks pursuant to the NationsBank Disciplined Equity Style, the Adviser also uses conventional securities analysis techniques. Starting with a universe of approximately 2,000 companies with large market capitalizations, the Adviser eliminates stocks that have relatively low trading activity, as well as stocks of companies of poor credit quality and those which, in the opinion of the Adviser, are overpriced. From the available pool of stocks that meet all of the criteria, approximately 40 to 50 are selected for inclusion in the Portfolio.

      INTERNATIONAL GROWTH STYLE. The International Growth Style investment philosophy is premised on the belief that a diversified portfolio of equity securities of established, non-United States issuers can provide long-term growth of capital and income.

      This style focuses on the country selection process by utilizing macroeconomic forecasts to identify areas of the world which will exhibit relatively strong growth within the context of a modest inflation and low interest rate environment. The political factors and market liquidity constraints which can affect stock market valuations are also taken into consideration by the Adviser prior to making stock selections.

      The stock selection process begins with the elimination of equity securities with a market capitalization of less than $250 million. The next step in the process is the ranking of each country and industry sector by relative price/earnings ratio using an historical range of not less than ten years from a universe of approximately 1,000 stocks. In addition to the relative historical price/earnings ratio, the portfolio managers also employ a fundamental analysis of growth opportunities, management and future direction of these stocks.

      The International Growth Portfolio is a dollar-denominated mutual fund and therefore, consideration is given to hedging part or all of the Portfolio back to U.S. dollars from international currencies. All decisions to hedge are based upon an analysis of the relative value of the U.S. dollar on an international purchasing power parity basis (purchasing power parity is a method for determining the relative purchasing power of different currencies by comparing the amount of each currency required to purchase a typical bundle of goods and services to domestic markets) and an estimation of short-term interest rate differentials (which affect both the direction of currency movements and also the cost of hedging).

ADMINISTRATOR AND CO-ADMINISTRATOR

         Stephens Inc. (the "Administrator"), 111 Center Street, Suite 300, Little Rock, AR 72201, serves as Administrator of the Trust, and First Data Investor Services Group, Inc. (the "Co-Administrator"), One Exchange Place, B0S885, 8th Floor, Boston, MA 02109, serves as the Co-Administrator of the Trust. NBAI serves as Sub-Administrator (the "Sub-Administrator") for the Trust.

      The Administrator, Co-Administrator and Sub-Administrator serve under an administration agreement ("Administration Agreement"), co-administration agreement ("Co-Administration Agreement") and sub-administration agreement ("Sub-Administration Agreement"), respectively, each of which was approved by the Board of Trustees on December 9, 1997 for a period of two years. The Administrator receives, as compensation for its services rendered under the Administration Agreement and as agent for the Co-Administrator for the services it provides under the Co-Administration Agreement, an administrative fee, computed daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of each Portfolio. For providing Sub-Administration Service, NBAI is entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Portfolios' average daily net assets.

      Pursuant to the Administration Agreement, the Administrator has agreed to, among other things, (i) maintain office facilities for the Portfolios, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to each Portfolio, (iii) furnish corporate secretarial services to each Portfolio, including coordinating the preparation and distribution of materials for Board of Trustees meetings, (iv) coordinate the provision of legal advice to the Trust with respect to regulatory matters,
(v) coordinate the preparation of reports to each Portfolio's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinating the provision of services to each Portfolio by the Co-Administrator, the Transfer Agents and the Custodians, and (vii) generally assist in all aspects of each Portfolio's operations. Additionally, the Administrator is authorized to receive, as agent for the Co-Administrator, the fees payable to the Co-Administrator by each Portfolio for its services rendered under the Co-Administration Agreement. The Administrator bears all expenses incurred in connection with the performance of its services.

      Pursuant to the Co-Administration Agreement, the Co-Administrator has agreed to, among other things, (i) provide accounting and bookkeeping services for the Portfolios, (ii) compute each Portfolio's net asset value and net income, (iii) accumulate information required for the Trust's reports to shareholders and the SEC, (iv) prepare and file each Portfolio's Federal and state tax returns, (v) perform monthly compliance testing for the Trust, and
(vi) prepare and furnish the Trust monthly broker security transaction summaries and transaction listings and performance information. The Co-Administrator bears all expenses incurred in connection with the performance of its services.

      Pursuant to the Sub-Administration Agreement, the Sub-Administrator has agreed to assist in supervising various aspects of the Portfolios' administrative operations including:


                     (a) Coordinating the preparation and printing of prospectuses and prospectus supplements;

                     (b) Coordinating the solicitation of shareholder proxies, including the mailing of proxy materials and the hiring of proxy solicitors;

                     (c) Coordinating the holding of shareholder meetings;

                     (d) Coordinating the holding of Board of Trustees meetings;

                     (e) Monitoring, on a daily basis, the compliance of each investment portfolio of the Portfolios with its investment objective, policies, restrictions, tax matters and applicable laws and regulations;

                     (f) Coordinating the mailing of reports and other correspondence to shareholders of record of the Portfolios;

                     (g) Maintaining a secondary facility for the retention of records required to be kept by the Portfolios;

                     (h) Maintaining a compliance manual, and overseeing compliance with, all compliance procedures adopted by the Portfolios;

                     (i) Coordinating the preparation and printing of reports to shareholders of the Portfolios and the SEC, including, but not necessarily limited to, Annual Reports and Semi-Annual Reports to Shareholders and on Form N-SAR;

                     (j) Coordinating annual audits of the Portfolios; and

                     (k) Reviewing and evaluating the services provided to the Portfolios by service providers.

      The Administration Agreement, Co-Administration Agreement and Sub-Administration Agreement may be terminated by a vote of a majority of the Board of Trustees or by the Administrator, Co-Administrator or Sub-Administrator, respectively, on 60 days' written notice without penalty. The Administration Agreement, Co-Administration Agreement or Sub-Administration are not assignable without the written consent of the other party. Furthermore, the Administration Agreement, Co-Administration Agreement and Sub-Administration Agreement provide that the Administrator, Co-Administrator or Sub-Administrator, respectively, shall not be liable to the Portfolios or to their shareholders except in the case of the Administrator's, Co-Administrator's or Sub-Administrator's, respectively, willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

CUSTODIAN AND TRANSFER AGENT

         First Data, a wholly owned subsidiary of First Data Corporation, which is located at One Exchange Place, Boston, Massachusetts 02109, acts as Transfer Agent for the Trust's shares. Under the transfer agency agreement, the Transfer Agent maintains the shareholder account records for the Trust, handles certain communications between shareholders and the Trust, and distributes dividends and distributions payable by the Trust to shareholders, and produces statements with respect to account activity for the Trust and its shareholders, for these services. The Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts that it maintains for the Trust during the month and is reimbursed for out-of-pocket expenses.

         NationsBank of Texas, N.A., 901 Main Street, Dallas, Texas 75201, serves as Custodian for each Portfolio except the International Growth Portfolio. As Custodian, NationsBank of Texas, N.A., maintains custody of such Portfolios' securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Portfolios for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Portfolios all checks, and receives all dividends and other distributions made on securities owned by such Portfolios. For such services, NationsBank of Texas, N.A., is entitled to receive, in addition to out-of-pocket expenses, fees, payable at the rate of (i) $300,000 per annum, to be paid monthly in payments of $25,000 for Custodian services for up to and including 50 Funds or Portfolios in the Nations Funds Family, and (ii) $6,000 per annum, to be paid in equal monthly payments, for Custodian services for each additional portfolio above 50 Funds or Portfolios.

         The Bank of New York ("BONY"), 90 Washington Street, New York, New York 10286, serves as Custodian for the International Growth Portfolio and serves as Sub-Custodian for the portfolio securities and cash of all other Portfolio of the Trust. In return for providing Sub-Custodial Services, BONY receives, in addition to out-of-pocket expenses, fees at the rate of .75% per annum on aggregate net assets of all Nations' non-money market funds or Portfolios up to $10 billion, and (ii) .50% on the excess including all Nations' money market funds or Portfolios up to $10 billion, and (iii) .50% on the excess including all Nations money market funds.

SHAREHOLDER SERVICING AND DISTRIBUTION PLAN

         The Portfolios have adopted a Shareholder Servicing and Distribution Plan (the "Servicing and Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act under which the Portfolios may pay banks, broker/dealers, Participating Insurance Companies (as defined in the Prospectus) or other financial institutions that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") or a Shareholder Servicing Agreement with the Trust ("Servicing Agents") (together with Selling Agents ("Agents")) for certain expenses that are incurred by the Agents in connection with sales support and shareholder support services that are provided by the Agents. Payments under the Servicing and Distribution Plan will be calculated daily and paid monthly at a rate not exceeding 0.25% (on an annualized basis) of the average daily net asset value of the Shares beneficially owned through the ownership of Contracts by customers with whom the Agents have a relationship. Under the Servicing and Distribution Plan, the shareholder services provided by Servicing Agents may include general shareholder liaison services, processing purchases and redemption requests; processing dividend and distribution payments; providing sales information periodically to customers, including information showing their Contracts' positions in the Portfolios; providing sub-accounting; responding to inquiries from customers; arranging for bank wires; and providing such other similar services as may be reasonably requested. Under the Servicing and Distribution Plan, the Trust may make payments in connection with any activity which is primarily intended to result in the sale of the Shares, including, but not limited to, expenses of organizing and conducting sales seminars, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, supplemental payments to the Trust's Distributor and the cost of administering this Servicing and Distribution Plan, as well as the shareholder servicing activities described above.

EXPENSES

         The Administrator furnishes, without additional cost to the Trust, the services of the Treasurer and Secretary of the Trust and such other personnel (other than the personnel of the Adviser) as are required for the proper conduct of the Trust's affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Trust's shares and the costs of any other promotional or sales literature.

         The Trust pays or causes to be paid all other expenses of the Trust, including, without limitation: the fees of the Adviser, the Administrator, Co-Administrator and Sub-Administrator; the charges and expenses of any registrar, any Custodian or depository appointed by the Trust for the safekeeping of its cash, portfolio securities and other property, and any Transfer Agent, dividend or accounting agent or agents appointed by the Trust; brokerage commissions chargeable to the Trust in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Trust to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information of the Trust (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Trust's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or Trustee members of any advisory board or committee; all expenses incident to the payment of any dividend or distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Trust's shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operation unless otherwise explicitly assumed by the Adviser, the Administrator or Co-Administrator.

         Expenses of the Trust which are not directly attributable to the operations of any Portfolio are pro-rated among all Portfolios of the Trust based upon the relative net assets of each Portfolio.

         The Advisory Agreement, the Sub-Advisory Agreements, and the Administration Agreement require NBAI, TradeStreet, Gartmore, and the Administrator to reduce their fees to the extent required to satisfy any expense limitations which may be imposed by the securities laws or regulations thereunder of any state in which a Portfolio's shares are registered or qualified for sale, as such limitations may be raised or lowered from time to time, and the aggregate of all such investment advisory, sub-advisory, and administration fees shall be reduced by the amount of such excess. The amount of any such reduction to be borne by NBAI, TradeStreet, Gartmore or the Administrator shall be deducted from the monthly investment advisory and administration fees otherwise payable to NBAI, TradeStreet, Gartmore, and the Administrator during such fiscal year. If required pursuant to such state securities regulations, NBAI, TradeStreet, Gartmore, and the Administrator will reimburse the Trust no later than the last day of the first month of the next succeeding fiscal year, for any such annual operating expenses (after reduction of all investment advisory and administration fees in excess of such limitation).

                                   DISTRIBUTOR

         Stephens Inc. (the "Distributor") serves as the principal underwriter and distributor of the shares of the Portfolios.

         Pursuant to a distribution agreement (the "Distribution Agreement"), the Distributor, as agent, sells shares of the Portfolios on a continuous basis and transmits purchase and redemption orders that its receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake such advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Portfolios, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by the Distribution Agreement adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

         The Distribution Agreement will continue year to year as long as such continuance is approved at least annually by (i) the Board of Trustees or a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio and (ii) a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any such party by a vote cast in person at a meeting called for such purpose. The Distribution Agreement is not assignable and is terminable with respect to a Portfolio, without penalty, on 60 days' notice by the Board of Trustees, the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, or by the Distributor.

                       INDEPENDENT ACCOUNTANT AND REPORTS

         At least semi-annually, the Trust will furnish shareholders of the Portfolios with a list of the investments held in the Portfolios and financial statements for the Portfolios. The annual financial statements will be audited by the Trust's independent accountant. The Board of Trustees has selected Price Waterhouse, LLP, 160 Federal Street, Boston, Massachusetts, 02110 as the Trust's independent accountant to audit the Trust's books and review the Trust's tax returns.

         The Annual Reports, when available, will be sent free of charge with this SAI to any shareholder who requests this SAI.

                                     COUNSEL

         Morrison & Foerster LLP serves as legal counsel to the Trust. Their address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

                      ADDITIONAL INFORMATION ON PERFORMANCE

         YIELD INFORMATION AND OTHER PERFORMANCE INFORMATION FOR THE TRUST'S PORTFOLIOS MAY BE OBTAINED BY CALLING THE TRUST AT (800) 321-7854.

         From time to time, the yield and total return of a Portfolio's shares may be quoted in advertisements, shareholder reports, and other communications to shareholders. Each Portfolio of the Trust also may quote information obtained from the Investment Company Institute in its advertising materials and sales literature. In addition, certain potential benefits of investing in world securities markets may be discussed in promotional materials. Such benefits include, but are not limited to: (a) the expanded opportunities for investment in securities markets outside the U.S.; (b) the growth of securities markets outside the U.S. vis-a-vis U.S. markets; (c) the relative return associated with foreign securities markets vis-a-vis U.S. markets; and (d) a reduced risk of portfolio volatility resulting from a diversified securities portfolio consisting of both U.S. and foreign securities.

YIELD CALCULATIONS

         The yield of the Portfolios is a measure of the net investment income per share (as defined) earned over a 30-day period expressed as a percentage of the maximum offering price of a share of such classes at the end of the period.

         The Trust's yield figures are determined by dividing the net investment income per share earned during the specified 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                                    Yield = 2[(a-b + 1)6-1]
                                                cd

Where:    a =    dividends and interest earned during the period

          b =    expenses accrued for the period (net of reimbursements)

          c = average daily number of shares outstanding during the period that were entitled to receive dividends

          d =    maximum offering price per share on the last day of the period

         For purposes of yield quotation, income is calculated in accordance with standardized methods applicable to all stock and bond mutual funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income.
Capital gains and losses are excluded from the calculation.

         Income calculated for the purposes of calculating a Portfolio's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Portfolio may differ from the rate of distributions a Portfolio paid over the same period or the rate of income reported in the Portfolio's financial statements.

TOTAL RETURN CALCULATIONS

         Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Portfolio. The Portfolios' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC.

         Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    P(1 + T)n = ERV

Where:    P   = a hypothetical initial payment of $1,000

          T   = average annual total return

          n   = number of years

          ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

         This calculation, (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

          CTR = (ERV-P) 100
                  P

Where:    CTR = cumulative total return

          ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

          P   = initial payment of $1,000.

         This calculation, (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

         Each Portfolio may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Portfolios also may compare the performance and yield of a class or series of shares to those of other funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Portfolio may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, and THE NEW YORK TIMES, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Portfolio.

         Any given performance comparison should not be considered representative of a Portfolio's performance for any future period.

                                  MISCELLANEOUS

CERTAIN RECORD HOLDERS

         As of the date of this SAI, Stephens owned of record more than 25% of the outstanding shares of the Trust acting as sponsor and may be deemed a controlling person of the Trust under the 1940 Act.

                                   SCHEDULE A

                             DESCRIPTION OF RATINGS

         The following summarizes the highest six ratings used by Standard & Poor's Corporation ("S&P") for corporate and municipal bonds. The first four ratings denote investment-grade securities.

             AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

             AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

             A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

             BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

             BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the highest six ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal bonds. The first four denote investment grade securities.

             Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

             A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

             Baa - Bonds that are rated Baa are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

         The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment grade.

             AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

             AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

             A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

             BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment grade:

             AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

             AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

             A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

             BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

         MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2 - Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

         The following summarizes the two highest ratings used by S&P for short-term municipal notes:

         SP-1 - Indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

         SP-2 - Indicates satisfactory capacity to pay principal and interest.

         The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of portfolios, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and trust fundamentals are sound. Although ongoing portfolioing needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         The following summarizes the two highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment grade:

         F-1+ - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 - Securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         For commercial paper, D&P uses the short-term debt ratings described above.

         For commercial paper, Fitch uses the short-term debt ratings described above.

         Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding trust and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these trust. Further, BankWatch does not suggest specific investment criteria for individual clients.

         BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

             AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

             AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

             A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.
             BBB - The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             Long-term debt ratings may include a plus (+) or minus (-) sign to indicate where within a category the issue is placed.

         The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

             TBW-1 - The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

             TBW-2 - The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

             TBW-3 - The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

             TBW-4 - The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

         The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA"):

             AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

             AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

             A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

             BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

      The following summarizes the two highest short-term debt ratings used by
IBCA:

             A1+ - When issues possess a particularly strong credit feature, a rating of A1+ is assigned.

             A1 - Obligations supported by the highest capacity for timely repayment.

             A2 - Obligations supported by a good capacity for timely repayment.

                                   SCHEDULE B

                        ADDITIONAL INFORMATION CONCERNING
                                OPTIONS & FUTURES

         As stated in the Prospectus, each Portfolio, may enter into futures contracts and options for hedging purposes. Such transactions are described in this Schedule. During the current fiscal year, each of the Portfolios intends to limit its transactions in futures contracts and options so that not more than 5% of the Portfolio's net assets are at risk. Furthermore, in no event would any Portfolio purchase or sell futures contracts, or related options thereon, for hedging purposes if, immediately thereafter, the aggregate initial margin that is required to be posted by the Portfolio under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Portfolio on its open futures options positions, exceeds 5% of the Portfolio's total assets, after taking into account any unrealized profits and unrealized losses on the Portfolio's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. (An option to buy a futures contract is "in-the-money" if the value of the contract that is subject to the option exceeds the exercise price; an option to sell a futures contract is "in-the-money" if the exercise price exceeds the value of the contract that is subject of the option.)

I.       Interest Rate Futures Contracts.

         Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures market have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         A Portfolio presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Portfolio, through using futures contracts.

         Description of Interest Rates Futures Contracts. An interest rate futures contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Portfolio's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Portfolio is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Portfolio's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. A Portfolio would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Portfolios may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

         Examples of Futures Contract Sales. A Portfolio would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise act Trust a decline in long-term securities prices. Assume that the market value of a certain security in a Portfolio tends to move in concert with the futures market prices of long-term United States Treasury Bonds ("Treasury Bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Portfolio might enter into futures contract sales of Treasury Bonds for an equivalent of 98. If the market value of the portfolio securities does indeed decline from 100 to 95, the equivalent futures market price for the Treasury Bonds might also decline from 98 to 93.

         In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury Bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

         The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, the Portfolio in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

         Examples of Future Contract Purchases. A Portfolio would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Portfolio's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Portfolio would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Portfolio may purchase.

         For example, assume that the market price of a long-term bond that the Portfolio may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury Bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9-1/2%) in four months. The Portfolio might enter into futures contracts purchases of Treasury Bonds for an equivalent price of 98. At the same time, the Portfolio would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury Bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Portfolio pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

         The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Portfolio would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Portfolio would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

         In each transaction, expenses also would be incurred.

II.      Index Futures Contracts.

         A stock or bond index assigns relative values to the stocks or bonds included in the index, and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contract, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100, the Bond Buyer Municipal Bond Index (an index composed of 40 term revenue and general obligation bonds) or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

         A Portfolio will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Portfolio may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Portfolio also may sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the Portfolio will decline prior to the time of sale.

         The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

       Portfolio                                       Futures

                                                -Day Hedge is Placed

Anticipate Buying $62,500                          Buying 1 Index Futures at 125
     Equity Portfolio                              Value of Futures = $62,500/Contract

                                                -Day Hedge is Lifted-

Buy Equity Portfolio with                          Sell 1 Index Futures at 130
     Actual Cost = $65,000                         Value of Futures = $65,000/Contract
     Increase in Purchase Price = $2,500           Gain on Futures = $2,500


                HEDGING A STOCK PORTFOLIO: Sell the Future Hedge
           Objective: Protect Against Declining Value of the Portfolio

Factors

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index - 1 0

       Portfolio                                       Futures

                                                -Day Hedge is Placed

Anticipate Selling $1,000,000                      Sell 16 Index Futures at 125
     Equity Portfolio                              Value of Futures = $1,000,000

                                                -Day Hedge is Lifted-

Equity Portfolio-Own                               Buy 16 Index Futures at 120
     Stock with Value = $960,000                   Value of Futures = $960,000
     Loss in Portfolio Value = $40,000             Gain on Futures = $40,000


      IF, HOWEVER, THE MARKET MOVED IN THE OPPOSITE DIRECTION, THAT IS, MARKET
VALUE DECREASED AND THE PORTFOLIO HAD ENTERED INTO AN ANTICIPATORY PURCHASE
HEDGE, OR MARKET VALUE INCREASED AND THE PORTFOLIO HAD HEDGED ITS STOCK
PORTFOLIO, THE RESULTS OF THE PORTFOLIO'S TRANSACTIONS IN STOCK INDEX FUTURES
WOULD BE AS SET FORTH BELOW.

                                      B-4



                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

       Portfolio                                       Futures

                                                -Day Hedge is Placed

Anticipate Buying $62,500                          Buying 1 Index Futures at 125
     Equity Portfolio                              Value of Futures = $62,500/Contract

                                                -Day Hedge is Lifted-

Buy Equity Portfolio with                          Sell 1 Index Futures at 120
     Actual Cost = $60,000                         Value of Futures = $60,000/Contract
     Decrease in Purchase Price = $2,500           Loss on Futures = $2,500


                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective: Protect Against Declining
                             Value of the Portfolio

Factors

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index - 1 0

       Portfolio                                       Futures

                                                -Day Hedge is Placed

Anticipate Selling $1,000,000                      Sell 16 Index Futures at 125
     Equity Portfolio                              Value of Futures = $1,000,000

                                                -Day Hedge is Lifted-

Equity Portfolio-Own                               Buy 16 Index Futures at 130
     Stock with Value = $1,040,000                 Value of Futures = $1,040,000
     Gain in Portfolio Value = $40 000             Loss on Futures = $40,000


III.     Margin Payments.

         Unlike when a Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Initially, the Portfolio will be required to deposit with the broker or in a segregated account with the Portfolio's Custodian an amount of cash or cash equivalents, the value, of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of portfolios by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Portfolio has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, the Portfolio would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

IV.      Risks of Transactions in Futures Contracts.

         There are several risks in connection with the use of futures by a Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advance will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Portfolio involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

         To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Portfolio may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It also is possible that, where a Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance, and the value of securities held by the Portfolio may decline. If this occurred, the Portfolio would lose money on the future and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Portfolio is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In instances involving the purchase of futures contracts by a Portfolio, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Portfolio's Custodian and/or in a margin account with a broker to collateralized the position and thereby insure that the use of such futures is unleveraged.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser still may not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

         Successful use of futures by a Portfolio also is subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

V.       Options on Futures Contracts.

         The Portfolios may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Portfolios do not currently intend to write future options, and will not do so in the future absent any necessary regulatory approvals.

VI.      Accounting and Tax Treatment.

         Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

         For the appropriate tax treatment of futures contracts and options, see the SAI section entitled "Additional Information Concerning Taxes."

                                   SCHEDULE C

                        ADDITIONAL INFORMATION CONCERNING
                           MORTGAGE-BACKED SECURITIES


MORTGAGE-BACKED SECURITIES

         Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to an investor. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers or poolers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

         Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation ("FHLMC"). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

         The Federal National Mortgage Association ("FNMA") is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved sellers/servicers which include state and Federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

         The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of Federal Housing Administration-insured or Veterans Administration-guaranteed mortgages.

         Commercial banks, savings and loan institutions, private mortgage insurance Trust, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

         The Portfolios expect that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, certain Portfolios will, consistent with their investment objective and policies, consider making investments in such new types of securities.

UNDERLYING MORTGAGES

         Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a Portfolio may purchase pools of variable-rate mortgages ("VRM"), growing equity mortgages ("GEM"), graduated payment mortgages ("GPM") and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate periodically with changes in open market interest rates. To the extent that the Portfolio is actually invested in VRM's, the Portfolio's interest income will vary with changes in the applicable interest rate on pools of VRM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Portfolio's net asset value since the prices at which these securities are valued will reflect the payment procedures.

         All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance company.

AVERAGE LIFE

         The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions.

         As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rated 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

RETURNS ON MORTGAGE-BACKED SECURITIES

         Yields on mortgage-backed pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield.

         Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Portfolio. The compounding effect from reinvestments of monthly payments received by the Portfolio will increase its yield to shareholders, compared to bonds that pay interest semi-annually.

                                      C-2